                                                                  EXECUTION COPY
                                                                  --------------

                                                                     EXHIBIT 4.1

===============================================================================


                      HEADLANDS MORTGAGE SECURITIES INC.,
                                    Sponsor,

                          HEADLANDS MORTGAGE COMPANY,
                                   Servicer,

                    HEADLANDS HOME EQUITY LOAN TRUST 1998-1,
                                    Issuer,


                                      and


                      THE FIRST NATIONAL BANK OF CHICAGO,
                               Indenture Trustee

                            _______________________

                          SALE AND SERVICING AGREEMENT

                           Dated as of March 13, 1998

                             ______________________

                 Revolving Home Equity Loan Asset-Backed Notes


                                 Series 1998-1

===============================================================================

                               TABLE OF CONTENTS

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                                                                                                               Page
                                                                                                               ----
ARTICLE I DEFINITIONS.........................................................................................    1

     Section 1.01.           Definitions......................................................................    1
     Section 1.02.           Other Definitional Provisions....................................................   20
     Section 1.03.           Interest Calculations............................................................   21

ARTICLE II CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE OF NOTES;
                        TAX TREATMENT.........................................................................   21

     Section 2.01.           Conveyance of Mortgage Loans; Retention of Obligation to Fund
                                 Advances Under Credit Line Agreements........................................   21
     Section 2.02.           Further Encumbrance of Trust Property............................................   25
     Section 2.03.           Acceptance by Indenture Trustee; Retransfer of Mortgage Loans....................   25
     Section 2.04.           Representations and Warranties Regarding the Servicer and the
                                 Sponsor......................................................................   27
     Section 2.05.           Representations and Warranties of the Sponsor Regarding the
                             Mortgage Loans; Retransfer of Certain Mortgage Loans.............................   29
     Section 2.06.           Covenants of the Sponsor.........................................................   35
     Section 2.07.           Retransfers of Mortgage Loans at Election of Sponsor.............................   36
     Section 2.08.           Execution and Authentication of Notes............................................   37
     Section 2.09.           Tax Treatment....................................................................   37
     Section 2.10.           Conveyance of the Subsequent Mortgage Loans......................................   37

ARTICLE III ADMINISTRATION AND SERVICING OF MORTGAGE LOANS....................................................   39

     Section 3.01.           The Servicer.....................................................................   39
     Section 3.02.           Collection of Certain Mortgage Loan Payments.....................................   41
     Section 3.03.           Withdrawals from the Collection Account..........................................   43
     Section 3.04.           Maintenance of Hazard Insurance; Property Protection Expenses....................   43
     Section 3.05.           Assumption and Modification Agreements...........................................   44
     Section 3.06.           Realization Upon Defaulted Mortgage Loans; Repurchase of
                                 Certain Mortgage Loans.......................................................   45
     Section 3.07.           Indenture Trustee to Cooperate...................................................   45
     Section 3.08.           Servicing Compensation; Payment of Certain Expenses by Servicer..................   46
     Section 3.09.           Annual Statement as to Compliance................................................   47
     Section 3.10.           Annual Servicing Report..........................................................   47
     Section 3.11.           Annual Opinion of Counsel........................................................   47
     Section 3.12.           Access to Certain Documentation and Information Regarding the
                                 Mortgage Loans...............................................................   47
     Section 3.13.           Maintenance of Certain Servicing Insurance Policies..............................   48
     Section 3.14.           Reports to the Securities and Exchange Commission................................   48
     Section 3.15.           Tax Returns......................................................................   48
     Section 3.16.           Information Required by the Internal Revenue Service Generally
                                 and Reports of Foreclosures and Abandonments of Mortgaged
                                 Property.....................................................................   49

ARTICLE IV SERVICING CERTIFICATE..............................................................................   49

     Section 4.01.           Servicing Certificate............................................................   49
     Section 4.02.           Claims upon the Policy...........................................................   52
     Section 4.03.           Spread Account...................................................................   53
     Section 4.04.           Effect of Payments by the Credit Enhancer; Subrogation...........................   53

                                                                                                               Page
                                                                                                               ----
ARTICLE V THE SERVICER AND THE SPONSOR........................................................................   54

     Section 5.01.           Liability of the Servicer and the Sponsor........................................   54
     Section 5.02.           Merger or Consolidation of, or Assumption of the Obligations of,
                                 the Servicer or the Sponsor..................................................   54
     Section 5.03.           Limitation on Liability of the Servicer and Others...............................   54
     Section 5.04.           Servicer Not to Resign...........................................................   55
     Section 5.05.           Delegation of Duties.............................................................   55
     Section 5.06.           Indemnification of the Trust by the Servicer.....................................   55
     Section 5.07.           Indemnification of the Trust by the Sponsor......................................   56
     Section 5.08.           Limitation on Liability of the Sponsor...........................................   56

ARTICLE VI SERVICING TERMINATION..............................................................................   57

     Section 6.01.           Events of Servicing Termination..................................................   57
     Section 6.02.           Indenture Trustee to Act; Appointment of Successor...............................   58
     Section 6.03.           Notification to Securityholders..................................................   59

ARTICLE VII TERMINATION.......................................................................................   60

     Section 7.01.           Termination......................................................................   60

ARTICLE VIII ADMINISTRATIVE DUTIES OF THE SERVICER............................................................   61

     Section 8.01.           Administrative Duties............................................................   61
     Section 8.02.           Records..........................................................................   63
     Section 8.03.           Additional Information to be Furnished to the Issuer.............................   63

ARTICLE IX MISCELLANEOUS PROVISIONS...........................................................................   63

     Section 9.01.           Amendment........................................................................   63
     Section 9.02.           Recordation of Agreement.........................................................   64
     Section 9.03.           Limitation on Rights of Noteholders..............................................   65
     Section 9.04.           Governing Law....................................................................   65
     Section 9.05.           Notices..........................................................................   65
     Section 9.06.           Severability of Provisions.......................................................   66
     Section 9.07.           Assignment.......................................................................   66
     Section 9.08.           Third-Party Beneficiaries........................................................   66
     Section 9.09.           Counterparts.....................................................................   66
     Section 9.10.           Effect of Headings and Table of Contents.........................................   66
     Section 9.11.           Insurance Agreement..............................................................   66
     Section 9.12.           Nonpetition Covenant.............................................................   66


EXHIBITS

EXHIBIT A - MORTGAGE LOAN SCHEDULE............................................................................  A-1

EXHIBIT B - FORM OF OPINION OF COUNSEL........................................................................  B-1

EXHIBIT C - OFFICER'S CERTIFICATES............................................................................  C-1

EXHIBIT D - FORM OF CREDIT LINE AGREEMENT.....................................................................  D-1


SALE AND SERVICING AGREEMENT, dated as of March 13, 1998, among HEADLANDS HOME EQUITY LOAN TRUST 1998-1, a Delaware business trust (the "Issuer"), HEADLANDS MORTGAGE SECURITIES INC., a Delaware corporation (the "Sponsor"), HEADLANDS MORTGAGE COMPANY, a California corporation (the "Servicer"), and THE FIRST NATIONAL BANK OF CHICAGO, a national banking association (the "Indenture Trustee")

          WHEREAS, the Issuer desires to purchase a portfolio of Initial Mortgage Loans arising in connection with Loan Agreements acquired by Headlands Mortgage Company;

          WHEREAS, the Sponsor has purchased such Mortgage Loans from Headlands Mortgage Company and is willing to sell such Mortgage Loans to the Issuer;

          WHEREAS, the Issuer desires to purchase Subsequent Mortgage Loans arising in connection with Loan Agreements to be acquired by Headlands Mortgage Company;

          WHEREAS, the Sponsor has an agreement to purchase such Subsequent Mortgage Loans from Headlands Mortgage Company and is willing to sell such Subsequent Mortgage Loans to the Issuer;

          WHEREAS, the Servicer is willing to service all such Mortgage Loans;

          NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, the parties hereto agree as follows:

                                   ARTICLE I

                                  Definitions

        Section 1.01.   Definitions.  Whenever used in this Agreement, the
                        -----------
following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

        Accelerated Principal Distribution Amount:  With respect to any
        -----------------------------------------
Distribution Date, the amount, if any, required to reduce the Class A Note Principal Balance (after giving effect to the distribution of all other amounts actually distributed on the Class A Notes on such Distribution Date) so that the Invested Amount (immediately following such Distribution Date) exceeds the Class A Note Principal Balance (as so reduced) by the Required Overcollateralization Amount.

        Account:  Any account established in accordance with Article IV hereof
        -------
or Article VIII of the Indenture.

        Additional Balance: As to any Mortgage Loans and day, the aggregate
        ------------------
amount of all Draws conveyed to the Trust pursuant to Section 2.01.

        Adjustment Date: With respect to any Mortgage Loans and Interest Period,
        ---------------
the second LIBOR Business Day preceding the first day of such Interest Period.

        Affiliate:  With respect to any Person, any other Person controlling,
        ---------
controlled by or under common control with such Person. For purposes of this definition, "control" means the power to direct the management and policies of a Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise and "controlling" and "controlled" shall have meanings correlative to the foregoing.

        Agreement: This Sale and Servicing Agreement and all amendments hereof
        ---------
and supplements hereto.

        Alternative Principal Payment: As to any Distribution Date, the amount
        -----------------------------
(but not less than zero) equal to Principal Collections for such Distribution Date less the aggregate of Draws under the Credit Line Agreements during the related Collection Period.

        Appraised Value:  As to any Mortgaged Property, the value established by
        ---------------
either a full appraisal or a drive by inspection of such Mortgaged Property made to establish compliance with the underwriting criteria then in effect in connection with the application for the Mortgage Loans secured by such Mortgaged Property.

        Asset Balance: As to any Mortgage Loans, other than a Liquidated
        -------------
Mortgage Loan, and day, the related Cut-Off Date Asset Balance, plus (i) any
                                                                ----
Additional Balances minus (ii) all collections credited as principal against the
                    -----
Asset Balance of any such Mortgage Loans in accordance with the related Loan Agreement. For purposes of this definition, a Liquidated Mortgage Loan shall be deemed to have an Asset Balance equal to the Asset Balance of the related Mortgage Loan immediately prior to the final recovery of related Liquidation Proceeds and an Asset Balance of zero thereafter.

        Assignment of Mortgage:  With respect to any Mortgage, an assignment,
        ----------------------
notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction in which the related Mortgaged Property is located to reflect the sale of the Mortgage to the Indenture Trustee, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering the Mortgage Loans secured by Mortgaged Properties located in the same jurisdiction.

        Basic Documents:  This Agreement, the Purchase Agreement, the Indenture,
        ---------------
the Trust Agreement, the Insurance Agreement, the Indemnification Agreement, the Management Agreement and other documents delivered in connection therewith.

        BIF:  The Bank Insurance Fund, as from time to time constituted, created
        ---
under the Financial Institutions Reform, Recovery and Enhancement Act of 1989, or if at any time after the execution of this instrument the Bank Insurance Fund is not existing and performing duties now assigned to it, the body performing such duties on such date.

        Billing Cycle:  With respect to any Mortgage Loan and Collection Period,
        -------------
the billing period specified in the related Loan Agreement and with respect to which amounts billed are received during such Collection Period.

        Book-Entry Note:  means a beneficial interest in a note, ownerships and
        ---------------
transfers of which shall be made through book entries by a Clearing Agency as described in Section 2.9 of the Indenture.

        Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a
        ------------
day on which banking institutions in the State of New York, California, Delaware or the State in which the Corporate Trust Office is located are required or authorized by law to be closed.

        Capitalized Interest Account: As defined in Section 8.8 of the
        ----------------------------
Indenture.

        Certificate Principal Balance: As of any date of determination, the
        -----------------------------
amount equal to (i) the Pool Balance at the end of the day next preceding such date of determination, plus (ii) amounts on deposit in the Funding Account, minus (iii) the Invested Amount.

        Certificateholder: The Holder of the Certificates, which shall initially
        -----------------
be Headlands Mortgage Securities Inc.

        Certificateholders' Collections:  As to any period, the sum of
        -------------------------------
Certificateholders' Interest Collections and Certificateholders' Principal Collections for such period.

        Certificateholders' Interest: As of any Distribution Date, the excess,
        ----------------------------
if any of (x) the Trust Collateral Value as of such Distribution Date over (y) the Invested Amount as of such Distribution Date (after taking into account reductions therein on such Distribution Date).

        Certificateholders' Interest Collections:  Interest Collections that are
        ----------------------------------------
not Noteholders' Interest Collections.

        Certificateholders' Principal Collections:  On any Distribution Date,
        -----------------------------------------
Principal Collections received during the related Collection Period minus the amount of such Principal Collections required to be distributed to Class A Noteholders pursuant to Section 8.3(b) of the Indenture or required to be deposited to the Funding Account pursuant to Section 8.7 of the Indenture.

        Certificateholders' Subordinated Amount: At the time of reference
        ---------------------------------------
thereto, $3,910,620.04 less the sum of (i) the aggregate amount of Certificateholders' Collections previously applied pursuant to Section 8.3(c) of the Indenture and (ii) the aggregate amount of Loss Amounts that have previously been reallocated to the Certificate Principal Balance pursuant to the second sentence of Section 8.3(c) of the Indenture; provided that the Certificate
                                             --------
Subordinated Amount shall not be less than zero.

        Certificates:  As defined in the Trust Agreement.
        ------------

        Class A Note: Any Class A Note executed and authenticated by the
        ------------
Indenture Trustee.

        Class A Note Interest: With respect to any Distribution Date, interest
        ---------------------
for the related Interest Period at the applicable Class A Note Rate on the Class A Note Principal Balance as of the first day of such Interest Period (after giving effect to the distributions made on the first day of such Interest Period).

        Class A Note Principal Balance: With respect to any Distribution Date,
        ------------------------------
(a) the Original Class A Note Principal Balance less (b) the aggregate of
                                                ----
amounts actually distributed as principal on the Class A Notes.

        Class A Note Rate: With respect to the first Interest Period, 5.8875%,
        -----------------
and for any subsequent Interest Period, the sum of (a) LIBOR as of the second LIBOR Business Day prior to the first day of such Interest Period and (b) 0.20%; provided, however, that in no event shall the Class A Note Rate with respect to
--------  -------
any Interest Period exceed the Maximum Rate for such Interest Period. After the First Clean-up Call Date, the Class A Note Rate shall become the sum of (a) one-month LIBOR and (b) 0.40%.

        Class A Noteholder:  The Holder of a Class A Note.
        ------------------

        Class S Note: Any Class S Note executed and authenticated by the
        ------------
Indenture Trustee.

        Class S Note Interest: With respect to any Distribution Date, interest
        ---------------------
for the related Interest Period at the Class S Note Rate on the Class S Notional Amount as of the first day of such Interest Period (after giving effect to distributions made on the first day of such Interest Period).

        Class S Note Rate:  1.25%.
        -----------------

        Class S Noteholder:  The Holder of a Class S Note.
        ------------------

        Class S Notional Amount: With respect to any Distribution Date, the
        -----------------------
Class A Note Principal Balance for such Distribution Date (before giving effect to distributions made on such Distribution Date).

        Closed End Loan:  Each Mortgage Loan originated under a Loan Agreement
        ---------------
providing for a single advance of funds on the date of origination and no additional advances during the term of such Mortgage Loan.

        Closing Date:  March 25, 1998.
        ------------

        Code: The Internal Revenue Code of 1986, as the same may be amended from
        ----
time to time (or any successor statute thereto).

        Collection Account:  The custodial account or accounts created and
        ------------------
maintained for the benefit of the Noteholders and the Credit Enhancer pursuant to Section 3.02(b). The Collection Account shall be an Eligible Account.

        Collection Period: With respect to any Distribution Date and any
        -----------------
Mortgage Loans, the calendar month preceding such Distribution Date.

        Combined Loan-to-Value Ratio:  With respect to any HELOC as of any date,
        ----------------------------
the percentage equivalent of the fraction, the numerator of which is the sum of
(i) the Credit Limit and (ii) the outstanding principal balance as of the date of execution of the related original Credit Line Agreement (or any subsequent date as of which such outstanding principal balance may be determined in connection with an increase in the Credit Limit for such HELOC) of any mortgage loan or mortgage loans that are senior or equal in priority to the HELOC and that is or are secured by the same Mortgaged Property and the denominator of which is the Appraised Value of the related Mortgaged Property. With respect to any Closed-End Loan, the percentage equivalent of the fraction, the numerator of which is the sum of (i) the original principal balance of such Mortgage Loan and (ii) the outstanding principal balance as of the date of execution of the related Mortgage Loan of any mortgage loan or mortgage loans that are senior or equal in priority to the Mortgage Loan and that is or are secured by the same Mortgaged Property and the denominator of which is the Valuation of the related Mortgaged Property.

        Company:  Headlands Mortgage Company, a publicly-held California
        -------
corporation and any successor thereto.

        Corporate Trust Office:  The principal corporate trust office of the
        ----------------------
Indenture Trustee at which, at any particular time, its corporate trust business shall be administered, which office at the date hereof is located at One First National Plaza, Suite 0126, Chicago, Illinois 60670-0126, Attention: Corporate Trust Services Division, except if the place of payment of any Note is New York City, then such term shall mean the office or agency of the Indenture Trustee in the Borough of Manhattan, the City of New York, which office at the date hereof is located at First Chicago Trust Company of New York, 14 Wall Street, Eighth Floor, New York, New York 10005.

        Credit Enhancement Draw Amount:  As to any Distribution Date, an amount
        ------------------------------
equal to the sum of (1) the amount by which (a) the amount to be distributed to Noteholders pursuant to Sections 8.3(a)(i) and 8.3(a)(ii) of the Indenture exceeds (b) the sum of (i) the amount of Noteholders' Interest Collections on deposit in the Collection Account on the Business Day preceding such Distribution Date that is available to be applied therefor, (ii) the amount transferred to the Collection Account from the Capitalized Interest Account pursuant to Section 8.8 of the Indenture, and (iii) any amount transferred from the Spread Account to the Collection Account pursuant to Section 4.03, all after giving effect to the allocation of Certificateholders' Interest and Principal Collections in accordance with Section 8.3(c) of the Indenture, (2) the Guaranteed Principal Distribution Amount and (3) any Preference Claim for such Distribution Date.

        Credit Enhancer: Ambac Assurance Corporation, a Wisconsin monoline stock
        ---------------
insurance company.

        Credit Enhancer Default:  The failure by the Credit Enhancer to make a
        ----------------
payment required under the Policy in accordance with the terms thereof.

        Credit Limit: As to any HELOCs, the maximum Asset Balance permitted
        ------------
under the terms of the related Credit Line Agreement.

        Credit Limit Utilization Rate: As to any HELOCs, the percentage
        -----------------------------
equivalent of a fraction the numerator of which is the Cut-Off Date Asset Balance for such HELOCs and the denominator of which is the related Credit Limit.

        Credit Line Agreement: With respect to any HELOCs, the related credit
        ---------------------
line account agreement and promissory note executed by the related Mortgagor and any amendment or modification thereof.

        Custodial Agreement: Any Custodial Agreement between any Custodian and
        -------------------
the Indenture Trustee, which is reasonably acceptable in form and substance to the Credit Enhancer, relating to the custody of the Mortgage Loans and the Related Documents.

        Custodian: Any custodian acceptable to the Credit Enhancer and appointed
        ---------
by the Indenture Trustee under a Custodial Agreement to maintain all or a portion of the Mortgage Files pursuant to Section 2.01.

        Cut-Off Date:  With respect to each Initial Mortgage Loan, the close of
        ------------
business on March 12, 1998 and with respect to each Subsequent Mortgage Loan, the date on which such Subsequent Mortgage Loan was transferred to the Trust.

        Cut-Off Date Asset Balance: With respect to any Mortgage Loan, the
        --------------------------
unpaid principal balance thereof as of the applicable Cut-Off Date.

        Cut-Off Date Pool Balance:  The Pool Balance calculated as of the
        -------------------------
applicable Cut-Off Date.

        Defective Mortgage Loan: A Mortgage Loan subject to retransfer pursuant
        -----------------------
to Section 2.03 or 2.05.

        Definitive Notes:  As defined in Section 2.11 of the Indenture.
        ----------------

        Delinquent: A Mortgage Loan is "delinquent" if any payment due thereon
        ----------
is not made by the close of business on the day such payment is scheduled to be due. A Mortgage Loan is "30 days delinquent" if such payment has not been received by the close of business on the corresponding day of the month immediately succeeding the month in which such payment was due, or, if there is no such corresponding day (e.g., as when a 30-day month follows a 31-day month in which a payment was due on the 31st day of such month) then on the last day of such immediately succeeding month. Similarly for "60 days delinquent," "90 days delinquent" and so on.

        Depository: The initial Depository shall be The Depository Trust
        ----------
Company, the nominee of which is Cede & Co., as the registered Holder of Class A Notes evidencing $191,584,000 in initial aggregate principal amount of the Class A Notes and as the registered Holder of Class S Notes evidencing $191,584,000 in initial aggregate notional amount of the Class S Notes. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(5) of the UCC of the State of New York.

        Determination Date:  With respect to any Distribution Date, the third
        ------------------
Business Day prior to such Distribution Date.

        Distribution Date: The fifteenth day of each month, or if such day is
        -----------------
not a Business Day, then the next Business Day, beginning in the month immediately following the month of the initial issuance of the Notes.

        Draw: With respect to any HELOC, an additional borrowing by the
        ----
Mortgagor subsequent to the related Cut-Off Date in accordance with the related Credit Line Agreement.

        Electronic Ledger: The electronic master record of home equity credit
        -----------------
line mortgage loans maintained by the Servicer.

        Eligible Account:  An account that is either (i) maintained with a
        ----------------
depository institution whose short-term debt obligations throughout the time of any deposit therein are rated in the highest short-term debt rating category by Standard & Poor's and Moody's, (ii) an account or accounts maintained with a depository institution with a minimum long term unsecured debt rating by Standard & Poor's and Moody's which is at least investment grade provided that the deposits in such account or accounts are fully insured by either the BIF or the SAIF, or (iii) a segregated trust account maintained with the corporate trust department of the Indenture Trustee in its fiduciary capacity, or (iv) an account otherwise acceptable to each Rating Agency and the Credit Enhancer, as evidenced at closing by delivery of a rating letter by each Rating Agency and thereafter by delivery of a letter from each Rating Agency and the Credit Enhancer to the Indenture Trustee, within 30 days of receipt of notice of such deposit.

        Eligible Investments: One or more of the following (excluding any
        --------------------
callable investments purchased at a premium):

                (i) direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided that such obligations are backed by the full faith and credit of the United States;

                (ii)    repurchase agreements on obligations specified in clause
        (i) maturing not more than three months from the date of acquisition thereof, provided that the short-term unsecured debt obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating category (which is A-1+ for Standard & Poor's and P-1 for Moody's);

                (iii) certificates of deposit, time deposits and bankers' acceptances (which, if Moody's is a Rating Agency, shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days) of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the unsecured short-term debt obligations of such depository institution or trust company at the date of acquisition thereof have been rated by each of Moody's and Standard & Poor's in its highest unsecured short-term debt rating category;

                (iv) commercial paper (having original maturities of not more than 270 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by Standard & Poor's and Moody's in their highest short-term debt rating categories;

                (v) short term investment funds ("STIFS") sponsored by any trust company or national banking association incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by Standard & Poor's and Moody's in their respective highest applicable rating category; and

                (vi) interests in any money market fund which at the date of acquisition of the interests in such fund and throughout the time such interests are held in such fund has a rating of Aaa by Moody's and either AAAm or AAAm-G by Standard & Poor's or such lower rating as will not result in the qualification, downgrading or withdrawal of the then-current rating assigned to the Notes by each Rating Agency without regard to the Policy;

                (vii) other obligations or securities that are acceptable to each Rating Agency and the Credit Enhancer as an Eligible Investment hereunder and will not result in a reduction in the then current rating of the Notes without regard to the Policy, as evidenced by a letter to such effect from such Rating Agency and the Credit Enhancer and with respect to which the Servicer has received confirmation that, for tax purposes, the investment complies with the last clause of this definition;

provided that no instrument described hereunder shall evidence either the right
--------
to receive (a) only interest with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provided a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations; and provided, further,
                                                            --------  -------
that no instrument described hereunder may be purchased at a price greater than par if such instrument may be prepaid or called at a price less than its purchase price prior to its stated maturity; and provided, further, that all
                                                 --------  -------
instruments described hereunder must mature at least 1 Business Day prior to each Distribution Date .

        Eligible Substitute Mortgage Loan:  A Mortgage Loan substituted by the
        ---------------------------------
Sponsor for a Defective Mortgage Loan which must, on the date of such substitution, (i) have an outstanding Asset Balance (or in the case of a substitution of more than one Mortgage Loan for a Defective Mortgage Loan, an aggregate Asset Balance) not greater than 115% of the Transfer Deficiency, if any, relating to such Defective Mortgage Loan; (ii) except for Teaser HELOCs during the Teaser Period, have a Loan Rate not less than the Loan Rate of the Defective Mortgage Loan and not more than 4.00% in excess of the Loan Rate of such Defective Mortgage Loan; (iii) with respect to each HELOC, have a Loan Rate based on the same Index with adjustments to such Loan Rate made on the same Interest Rate Adjustment Date as that of the Defective HELOC; (iv) except for Teaser HELOCs during the Teaser Period, with respect to each HELOC, have a Gross Margin that is not less than the Gross Margin of the Defective Mortgage Loan and not more than 100 basis points higher than the Gross Margin for the Defective Mortgage Loan; (v) have a Mortgage of the same or higher level of priority as the Mortgage relating to the Defective Mortgage Loan at the time such Mortgage was transferred to the Trust; (vi) have a remaining term to maturity not more than 120 months earlier and not more than 180 months later than the remaining term to maturity of the Defective Mortgage Loan; (vii) comply with each representation and warranty set forth in Section 2.05 (deemed to be made as of the date of substitution); and (viii) have an original Combined Loan-to-Value Ratio not greater than that of the Defective Mortgage Loan. More than one Eligible Substitute Mortgage Loan may be substituted for a Defective Mortgage Loan if such Eligible Substitute Mortgage Loans meet the foregoing attributes in the aggregate and such substitution is approved in writing in advance by the Credit Enhancer.

        Event of Servicing Termination:  As defined in Section 6.01.
        ------------------------------

        Final Scheduled Distribution Date: With respect to the Class A Notes and
        ---------------------------------
the Class S Notes, the Distribution Date is March 2025.

        FDIC:  The Federal Deposit Insurance Corporation or any successor
        ----
thereto.

        FICO:  Fair Isaac & Company.
        ----

        First Clean-Up Call Date:  The Distribution Date upon which the optional
        ------------------------
termination referred to in Section 7(b) may be exercised.

        Fixed Allocation Percentage:  98%.
        ---------------------------

        Floating Allocation Percentage: With respect to any Distribution Date,
        ------------------------------
the percentage equivalent of a fraction, the numerator of which is the Invested Amount at the close of business on the preceding Distribution Date (or at the Closing Date in the case of the first Distribution Date) and the denominator of which is the sum as of the beginning of the related Collection Period of (a) the Pool Balance and (b) amounts on deposit in the Funding Account.

        Foreclosure Profit:  With respect to a Liquidated Mortgage Loans, the
        ------------------
amount, if any, by which (i) the aggregate of its Net Liquidation Proceeds exceeds (ii) the related Asset Balance (plus accrued and unpaid interest thereon at the applicable Loan Rate from the date interest was last paid through the last day in the related Collection Period) of such Liquidated Mortgage Loans immediately prior to the final recovery of its Liquidation Proceeds.

        Funding Account:  The custodial account or accounts established and
        ---------------
maintained with the Indenture Trustee for the benefit of the Noteholders pursuant to Section 8.7 of the Indenture. The Funding Account shall be an Eligible Account.

        Funding Period:  The period commencing on the Closing Date and ending on
        --------------
the earlier of (i) the close of business on the twelfth Distribution Date, and
(ii) the commencement of the Rapid Amortization Period.

        Gross Margin:  As to any Mortgage Loans, the percentage set forth as the
        ------------
"Gross Margin" for such Mortgage Loans on Exhibit A hereto.

        Guaranteed Distribution: With respect to any Distribution Date, the sum
        -----------------------
of the (i) the Guaranteed Principal Distribution Amount and (ii) the amount to be distributed to Class A and

Class S Noteholders pursuant to Sections 8.3(a)(i) and 8.3(a)(ii) of the Indenture for such Distribution Date.

        Guaranteed Principal Distribution Amount:  With respect to (i) any
        ----------------------------------------
Distribution Date on or after which the Certificateholders' Subordinated Amount has been reduced to zero, the amount, if any, required to reduce the Class A Note Principal Balance (after giving effect to the distributions of Interest Collections and Principal Collections that are allocable to principal on the Class A Notes on such Distribution Date) to the Invested Amount for such Distribution Date (after giving effect to distributions of principal, if any, and allocation of Loss Amounts on such Distribution Date) and (ii) the Distribution Date in March, 2025, the amount by which the outstanding Class A Note Principal Balance (after giving effect to all other amounts allocable to and distributable as principal on the Class A Notes on such Distribution Date) exceeds the sum of the amounts on deposit in the Collection Account available to be distributed to the Class A Noteholders pursuant to Section 8.3(b) of the Indenture.

        HELOC: Any Mortgage Loan originated pursuant to a Loan Agreement
        -----
providing for Draws.

        Indemnification Agreement: The Indemnification Agreement dated as of
        -------------------------
March 25, 1998 among the Company, the Sponsor, the Credit Enhancer and Greenwich Capital Markets, Inc.

        Indenture: The Indenture dated as of March 1, 1998, between the Issuer
        ---------
and The First National Bank of Chicago, as Indenture Trustee, as the same may be amended and supplemented from time to time.

        Indenture Trustee: The First National Bank of Chicago under the
        -----------------
Indenture, its successors in interest and any successor trustee under the Indenture.

        Index: With respect to each Interest Rate Adjustment Date for a Mortgage
        -----
Loan, the highest "prime rate" as published in the "Money Rates" table of The
                                                                          ---
Wall Street Journal as of the last business day of the previous Billing Cycle.
-------------------

        Initial Cut-Off Date:  The close of business on March 12, 1998.
        --------------------

        Initial Cut-Off Date Pool Balance:  $156,395,696.03.
        ---------------------------------

        Initial Mortgage Loan: Each Mortgage Loan transferred and assigned to
        ---------------------
the Indenture Trustee on the Closing Date.

        Insurance Agreement: The insurance and reimbursement agreement dated as
        -------------------
of March 25, 1998 among the Sponsor, the Servicer, the Indenture Trustee, the Issuer and the Credit Enhancer, including any amendments and supplements thereto.

        Insurance Proceeds:  Proceeds paid by any insurer (other than the Credit
        ------------------
Enhancer) pursuant to any insurance policy covering a Mortgage Loan, or amounts required to be paid by the Servicer pursuant to the last sentence of Section 3.04, net of any component thereof (i) covering any expenses incurred by or on behalf of the Servicer in connection with obtaining such proceeds, (ii) that is applied to the restoration or repair of the related Mortgaged Property, (iii) released to the Mortgagor in accordance with the Servicer's normal servicing procedures or (iv) required to be paid to any holder of a mortgage senior to such Mortgage Loan.

        Interest Collections: As to any Distribution Date, the sum of all
        --------------------
payments by or on behalf of Mortgagors and any other amounts constituting interest (including, without limitation, such portion of Insurance Proceeds and Net Liquidation Proceeds as is allocable to interest on the applicable Mortgage
Loan) collected by the Servicer under the Mortgage Loan (excluding any fees (including annual fees) or late charges or similar administrative fees paid by Mortgagors) during the related Collection Period and any deposits made to the Collection Account during such Collection Period pursuant to Section 8.7(c)(i) of the Indenture minus the Servicing Fee payable to the Servicer with respect to the related Collection Period. The terms of the related Loan Agreement shall determine the portion of each payment in respect of such Mortgage Loan that constitutes principal or interest.

        Interest Period:  With respect to any Distribution Date other than the
        ---------------
first Distribution Date, the period beginning on the preceding Distribution Date and ending on the day preceding such Distribution Date, and in the case of the first Distribution Date, the period beginning on the Closing Date and ending on the day preceding the first Distribution Date.

        Interest Rate Adjustment Date:  With respect to each Mortgage Loan, any
        -----------------------------
date on which the Loan Rate is adjusted in accordance with the related Credit Line Agreement.

        Invested Amount: With respect to any Distribution Date, an amount equal
        ---------------
to the Original Invested Amount minus (i) the amount of Principal Collections previously distributed to Class A Noteholders (including amounts previously distributed to Class A Noteholders from Principal Collections on deposit in the Funding Account), amounts allocable to the Certificates and Noteholders' Interest Collections that are used to reimburse Loss Amounts and amounts distributed as Guaranteed Principal Distribution Amounts funded by withdrawals from the Spread Account or draws under the Policy and minus (ii) an amount equal to the Loss Amounts not previously absorbed by the Overcollateralization Amount, funded by collections allocable to the Certificateholders' Interest or reallocated to the Certificateholders' Interest (up to the Certificateholders' Subordinated Amount) or funded by withdrawals from the Spread Account or draws on the Policy.

        Issuer:  Headlands Home Equity Loan Trust 1998-1.
        ------

        LIBOR: As to any date, the rate for United States dollar deposits for
        -----
one month which appear on the Telerate Screen LIBOR Page 3750 as of 11:00 A.M., London time. If such rate does not appear on such page (or such other page as may replace that page on that service, or if such service is no longer offered, such other service for displaying LIBOR or comparable rates as may be reasonably selected by the Sponsor after consultation with the Indenture Trustee), the rate will be the Reference Bank Rate. If no such quotations can be obtained and no Reference Bank Rate is available, LIBOR will be LIBOR applicable to the preceding Distribution Date.

        LIBOR Business Day: Any day other than (i) a Saturday or a Sunday or
        ------------------
(ii) a day on which banking institutions in the State of New York or in the city of London, England are required or authorized by law to be closed.

        Lien:  Any mortgage, deed of trust, pledge, conveyance, hypothecation,
        ----
assignment, participation, deposit arrangement, encumbrance, lien (statutory or other), preference, priority right or interest or other security agreement or preferential arrangement of any kind or nature whatsoever, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing and the filing of any financing statement under the UCC (other than any such financing statement filed for informational purposes only) or comparable law of any jurisdiction to evidence any of the foregoing; provided,
                                                                     --------
however, that any assignment pursuant to Section 5.02 hereof shall not be deemed
-------
to constitute a Lien.

        Lifetime Rate Cap:  With respect to each HELOC with respect to which the
        -----------------
related Mortgage Note provides for a lifetime rate cap, the maximum Loan Rate permitted over the life of such HELOC under the terms of the related Credit Line Agreement previously delivered to the Indenture Trustee.

        Liquidated Mortgage Loan: As to any Distribution Date, any Mortgage Loan
        ------------------------
in respect of which the Servicer has determined, in accordance with the servicing procedures specified herein, as of the end of the related Collection Period, that all Liquidation Proceeds which it expects to recover with respect to the disposition of such Mortgage Loan or the related REO have been recovered.

        Liquidation Expenses: Out-of-pocket expenses (exclusive of overhead)
        --------------------
which are incurred by the Servicer in connection with the liquidation of any Mortgage Loan and not recovered under any insurance policy, including, without limitation, legal fees and expenses, any unreimbursed amount expended pursuant to Section 3.06 (including, without limitation, amounts advanced to correct defaults on any mortgage loan which is senior to such Mortgage Loan and amounts advanced to keep current or pay off a mortgage loan that is senior to such Mortgage Loan) respecting the related Mortgage Loan and any related and unreimbursed expenditures with respect to real estate property taxes, water or sewer taxes, condominium association dues, property restoration or preservation or insurance against casualty, loss or damage.

        Liquidation Loss Amount:  With respect to any Distribution Date and any
        -----------------------
Mortgage Loan that becomes a Liquidated Mortgage Loan during the related Collection Period, the unrecovered Asset Balance thereof at the end of such Collection Period, after giving effect to the Net Liquidation Proceeds applied in reduction of such Asset Balance.

        Liquidation Proceeds: Proceeds (including Insurance Proceeds) received
        --------------------
in connection with the liquidation of any Mortgage Loan or related REO, whether through trustee's sale, foreclosure sale or otherwise.

        Loan Agreement:  With respect to any HELOC, the related Credit Line
        --------------
Agreement.  With respect to any Mortgage Loan, the related Mortgage Note.

        Loan Purchase Price: With respect to any Mortgage Loan purchased from
        -------------------
the Trust on a Determination Date pursuant to Section 3.06 hereof, an amount equal to the Asset Balance of such Mortgage Loans as of the date of purchase, the aggregate amount of (i) all unpaid interest accrued and (ii) any Credit Enhancement Draw Amounts not previously repaid to the Credit Enhancer relating to such Mortgage Loan.

        Loan Rate: With respect to any HELOC and as of any day, the per annum
        ---------
rate of interest applicable under the related Credit Line Agreement being Prime Rate (as defined in the Credit Line Agreement) plus Margin. With respect to any Mortgage Loan and as of any day, the per annum rate of interest as stated in the related Mortgage Note.

        Loan Rate Cap: With respect to each Mortgage Loan, the lesser of (i) the
        -------------
Lifetime Rate Cap, if any, or (ii) the applicable state usury ceiling, if any.

        Loss Amount:  With respect to any Distribution Date, the amount equal to
        -----------
the product of (i) the Floating Allocation Percentage for such Distribution Date and (ii) the aggregate of the Liquidation Loss Amounts for such Distribution Date.

        Loss Reduction Amount: With respect to any Distribution Date, the
        ---------------------
portion, if any, of the Loss Amount for such Distribution Date and all prior Distribution Dates that has not been (a) distributed to Class A Noteholders on such Distribution Date pursuant to Section 8.3(a)(iii) or 8.3(a)(iv) of the Indenture or by way of the Credit Enhancement Draw Amount or (b) reallocated to the Certificate Principal Balance pursuant to Section 8.3(c) of the Indenture.

        Managed Amortization Period:  The period from the termination of the
        ---------------------------
Funding Period to the Rapid Amortization Commencement Date.

        Management Agreement:  The Management Agreement, dated as of March 13,
        --------------------
1998, between the Sponsor and the Issuer.

        Margin:  With respect to each Mortgage Loan with an adjustable rate, the
        ------
fixed percentage amount set forth in the related Loan Agreement which amount is added to the Prime Rate in accordance with the terms of the related Loan Agreement to determine the Loan Rate for such Mortgage Loan, subject to any maximum.

        Maximum Principal Payment:  With respect to any Distribution Date, the
        -------------------------
Fixed Allocation Percentage of the Principal Collections for such Distribution Date.

        Maximum Rate:  As to any Interest Period, the Weighted Average Net Loan
        ------------
Rate for the Collection Period during which such Interest Period begins (adjusted to an effective rate reflecting accrued interest calculated on the basis of the actual number of days in the Collection Period commencing in the month in which such Interest Period commences and a year assumed to consist of 360 days).

        Minimum Certificateholders' Interest: With respect to any date, an
        ------------------------------------
amount equal to the lesser of (a) 4.0% of the Pool Balance on such date and (b) the Certificate Principal Balance as of the Closing Date.

        Minimum Monthly Payment: With respect to any Mortgage Loan and any
        -----------------------
month, the minimum amount required to be paid by the related Mortgagor in that month.

        Moody's:  Moody's Investors Service, Inc. or its successor in interest.
        -------

        Mortgage: The mortgage, deed of trust or other instrument creating a
        --------
first or second lien on an estate in fee simple interest in real property securing a Mortgage Loan.

        Mortgage File: The mortgage documents listed in Section 2.01 pertaining
        -------------
to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

        Mortgage Loan:  The mortgage loans originated pursuant to a Credit Line
        -------------
Agreement and, including any Additional Balances with respect thereto, as well as any Closed-End Loans, that are transferred and assigned to the Indenture Trustee pursuant to Section 2.01 and Section 2.10, together with the Related Documents, exclusive of mortgage loans that are retransferred to the Sponsor or the Servicer from time to time pursuant to Section 2.03, 2.05, 2.07 or 3.06 as from time to time are held as a part of the Trust. The mortgage loans originally so held are identified in the Mortgage Loan Schedule delivered on the Closing Date. The Mortgage Loans shall also include any Eligible Substitute Mortgage Loans substituted by the Sponsor for a Defective Mortgage Loan pursuant to Sections 2.03 and 2.05. The term "Mortgage Loan" includes the terms "Initial Mortgage Loan" and "Subsequent Mortgage Loan."

        Mortgage Loan Schedule: With respect to any date, the schedule of
        ----------------------
Mortgage Loans included in the Trust on such date. The schedule of Initial Mortgage Loans as of the Initial Cut-Off Date is the schedule set forth herein as Exhibit A, which schedule sets forth as to each such Mortgage Loan, to the extent applicable, (i) the Cut-Off Date Asset Balance, (ii) the Credit Limit,
(iii) the Gross Margin, (iv) the Lifetime Rate Cap, (v) the account number, (vi) the current Loan Rate, (vii) the Combined Loan-to-Value Ratio, (viii) a code specifying the property type, (ix) a code specifying documentation type and (x) a code specifying lien position. The Mortgage Loan Schedule will be deemed to be amended from time to time to reflect Additional Balances, Eligible Substitute Mortgage Loans and Subsequent Mortgage Loans.

        Mortgage Note: With respect to a HELOC, the Credit Line Agreement
        -------------
pursuant to which the related Mortgagor agrees to pay the indebtedness evidenced thereby which is secured by the related Mortgage. With respect to a Closed-End Loan, the Mortgage Note pursuant to which the related Mortgagor agrees to pay the indebtedness evidenced thereby which is secured by related Mortgage.

        Mortgaged Property: The underlying property, including any real property
        ------------------
and improvements thereon, securing a Mortgage Loans.

        Mortgagor:  The obligor or obligors under a Loan Agreement.
        ---------

        Net Liquidation Proceeds:  With respect to any Liquidated Mortgage Loan,
        ------------------------
Liquidation Proceeds net of Liquidation Expenses.

        Net Loan Rate:  With respect to any Mortgage Loan and as to any day, the
        -------------
Loan Rate less the Servicing Fee Rate, the Class S Note Rate, the Premium Fee Rate, the Trustee Fee Rate, Owner Trustee Fee Rate and, after the twelfth Distribution Date, 0.50% per annum.

        Note Owner: The Person who is the beneficial owner of a Book-Entry Note
        ----------
or following the issuance of Definitive Notes, the registered owner of the Notes.

        Note Policy Claim Amount:  As defined in Section 4.02 herein.
        ------------------------

        Noteholders:  The holders of the Notes.
        -----------

        Noteholders' Collections:  As to any period, the sum of Noteholders'
        ------------------------
Interest Collections and Noteholders' Principal Collections.

        Noteholders' Interest Collections:  As to any Distribution Date, the
        ---------------------------------
product of (i) the Interest Collections during the related Collection Period and
(ii) the Floating Allocation Percentage for such Distribution Date.

        Officer's Certificate: A certificate signed by the President, an
        ---------------------
Executive Vice President, a Senior Vice President, a Vice President, an Assistant Vice President, the Treasurer, Assistant Treasurer, Controller or Assistant Controller of the Sponsor or the Servicer, as the case may be, and delivered to the Indenture Trustee.

        Opinion of Counsel:  A written opinion of counsel acceptable to the
        ------------------
Indenture Trustee, who may be in-house counsel for the Sponsor or the Servicer (except that any opinion pursuant to Section 2.09 or relating to taxation must be an opinion of independent outside counsel) and who, in the case of opinions delivered to the Credit Enhancer and any Rating Agency, is reasonably acceptable to it.

        Original Class A Note Principal Balance:  $191,584,000.
        ---------------------------------------

        Original Invested Amount:  $191,584,000.
        ------------------------

        Overcollateralization Amount:  At the time of reference thereto, the
        ----------------------------
amount, if any, by which the Invested Amount exceeds the Class A Note Principal Balance.

        Owner Trustee:  Wilmington Trust Company, not in its individual capacity
        -------------
but solely as Owner Trustee under the Trust Agreement, its successors in interest or any successor Owner Trustee under the Trust Agreement.

        Owner Trustee Fee:  A fee which is separately agreed to between the
        -----------------
Servicer and the Owner Trustee.

        Owner Trustee Fee Rate: The per annum rate at which the Owner Trustee
        ----------------------
Fee is calculated.

        Percentage Interest: As to any Note, the percentage obtained by dividing
        -------------------
the principal denomination (or notional amount) of such Note by the aggregate of the principal denominations (or notional amounts) of all Notes of the same class.

        Person:  Any individual, corporation, partnership, joint venture,
        ------
association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

        Policy: The financial guaranty insurance policy number AB00161BE, dated
        ------
as of the Closing Date, issued by the Credit Enhancer to the Indenture Trustee for the benefit of the Noteholders.

        Pool Balance:  With respect to any date, the aggregate of the Asset
        ------------
Balances of all Mortgage Loans as of such date.

        Pool Factor:  With respect to any Distribution Date, the percentage,
        -----------
carried to seven places, obtained by dividing the Class A Note Principal Balance for such Distribution Date by the Original Class A Note Principal Balance.

        Preference Claim:  As defined in Section 4.02.
        ----------------

        Premium Fee Rate:  As described in the Insurance Agreement.
        ----------------

        Principal Balance:  As to any Mortgage Loan, other than a Liquidated
        -----------------
Mortgage Loan, and as of any date, the related Cut-Off Date Principal Balance, plus (i) any Additional Balance in respect of such Mortgage Loan, minus (ii) all collections credited as principal against the Principal Balance of any such Mortgage Loan in accordance with the related Loan Agreement prior to such day. For purposes of this definition, a Liquidated Mortgage Loan shall be deemed to have a Principal Balance of zero as of the first day of the Collection Period following the Collection Period in which such Mortgage Loan becomes a Liquidated Mortgage Loan and at all times thereafter.

        Principal Collections:  As to any Distribution Date, the sum of all
        ---------------------
payments by or on behalf of Mortgagors and any other amounts constituting principal (including, but not limited to, any portion of Insurance Proceeds or Net Liquidation Proceeds allocable to principal in respect of the applicable Mortgage Loans, and Transfer Deposit Amounts, but excluding Foreclosure Profits) collected by the Servicer under the Mortgage Loans during the related Collection Period. The terms of the related Loan Agreement shall determine the portion of each payment in respect of a Mortgage Loans that constitutes principal or interest.

        Purchase Agreement:  The Mortgage Loan Purchase Agreement, dated as of
        ------------------
March 13, 1998, between the Company and the Sponsor, with respect to the Mortgage Loans.

        Rapid Amortization Commencement Date: The earlier of (i) the
        ------------------------------------
Distribution Date in April 2004 and (ii) the Distribution Date next succeeding the Collection Period in which a Rapid Amortization Event is deemed to occur pursuant to Section 12.01 of the Indenture.

        Rapid Amortization Event:  As defined in Section 12.01 of the Indenture.
        ------------------------

        Rapid Amortization Period: The period commencing on the Rapid
        -------------------------
Amortization Commencement Date and continuing until the termination of the Trust pursuant to Section 7.01.

        Rating Agency:  Moody's and Standard & Poor's.  If such agency or a
        -------------
successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Sponsor and the Credit Enhancer, notice of which designation shall be given to the Indenture Trustee. References herein to the highest short term unsecured rating category of a Rating Agency shall mean A-1+ or better in the case of Standard & Poor's and P-1 or better in the case of Moody's and in the case of any other Rating Agency shall mean the ratings such other Rating Agency deems equivalent to the foregoing ratings. References herein to the highest long-term rating category of a Rating Agency shall mean "AAA" in the case of Standard & Poor's and "Aaa" in the case of Moody's and in the case of any other Rating Agency, the rating such other Rating Agency deems equivalent to the foregoing ratings.

        Record Date:  The last day preceding the related Distribution Date;
        -----------
provided, however, that following the date on which Definitive Notes are
--------  -------
available the Record Date shall be the last day of the calendar month preceding the month in which the related Distribution Date occurs.

        Reference Bank Rate: As to any Interest Period as follows: the
        -------------------
arithmetic mean (rounded upwards, if necessary, to the nearest one sixteenth of a percent) of the offered rates for United States dollar deposits for one month which are offered by the Reference Banks as of 11:00 A.M., London time, on the second LIBOR Business Day prior to the first day of such Interest Period to prime banks in the London interbank market for a period of one month in amounts approximately equal to the outstanding Class A Note Principal Balance; provided
                                                                       --------
that at least two such Reference Banks provide such rate. If fewer than two offered rates appear, the Reference Bank Rate will be the arithmetic mean of the rates quoted by one or more major banks in New York City, selected by the Sponsor after consultation with the Indenture Trustee, as of 11:00 A.M., New York City time, on such date for loans in U.S. Dollars to leading European banks for a period of one month in amounts approximately equal to the outstanding Class A Note Principal Balance. If no such quotations can be obtained, the Reference Bank Rate shall be LIBOR applicable to the preceding Interest Period.

        Reference Banks:  Three major banks that are engaged in the London
        ---------------
interbank market, selected by the Sponsor after consultation with the Indenture Trustee.

        Reimbursement Amount:  As defined in Section 2.07 herein.
        --------------------

        Related Documents:  As defined in Section 2.01.
        -----------------

        Remaining Funding Amount: The amount on deposit in the Funding Account
        ------------------------
on the sixth Distribution Date equal to $39,098,924.01 minus the amount previously withdrawn from the Funding Account to purchase Subsequent Mortgage Loans.

        REO: A Mortgaged Property that is acquired by the Trust in foreclosure
        ---
or by deed in lieu of foreclosure.

        Required Overcollateralization Amount:  As of any Distribution Date, an
        -------------------------------------
amount equal to the excess of (a) the "Spread Account Maximum" (as defined in the Insurance Agreement) as of such Distribution Date over (b) the sum of (i) the Certificateholders' Subordinated Amount as of such Distribution Date and (ii) the amount of funds on deposit in the Spread Account as of such Distribution Date.

        Responsible Officer: When used with respect to the Indenture Trustee,
        -------------------
any officer of the Indenture Trustee with direct responsibility for the administration of this Agreement and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

        Retransfer Date:  As defined in Section 2.07.
        ---------------

        Retransfer Notice Date:  As defined in Section 2.07.
        ----------------------

        SAIF:  The Savings Association Insurance Fund, as from time to time
        ----
constituted, created under the Financial Institutions Reform, Recovery and Enhancement Act of 1989, or if at any time after the execution of this instrument the Savings Association Insurance Fund is not existing and performing duties now assigned to it, the body performing such duties on such date.

        Scheduled Principal Collections Distribution Amount: With respect to any
        ---------------------------------------------------
Distribution Date during the Funding Period or the Managed Amortization Period and the Class A Notes, an amount equal to the lesser of (i) the Maximum Principal Payment and (ii) the Alternative Principal Payment. With respect to any Distribution Date in respect of the Rapid Amortization Period, the Maximum Principal Payment.

        Securityholders:  The Noteholders and the Certificateholders.
        ---------------

        Servicer:  Headlands Mortgage Company, a publicly-held California
        --------
corporation, any successor thereto and, after its termination as Servicer, any successor hereunder.

        Servicing Certificate: A certificate completed and executed by a
        ---------------------
Servicing Officer in accordance with Section 4.01.

        Servicing Fee: With respect to any Distribution Date, the product of (i)
        -------------
the Servicing Fee Rate divided by 12 and (ii) the aggregate Asset Balance of the Mortgage Loans on the first day of the Collection Period preceding such Distribution Date (or at the Cut-Off Date with respect to the first Distribution
Date).

        Servicing Fee Rate:  0.50% per annum.
        ------------------

        Servicing Officer: Any officer of the Servicer involved in, or
        -----------------
responsible for, the administration and servicing of the Mortgage Loan whose name and specimen signature appear on a list of servicing officers furnished to the Indenture Trustee (with a copy to the Credit Enhancer) by the Servicer on the Closing Date, as such list may be amended from time to time.

        Sponsor: Headlands Mortgage Securities Inc. or its successor in
        -------
interest.

        Spread Account:  The account created pursuant to Section 4.03 and
        --------------
maintained pursuant to the Insurance Agreement.

        Spread Account Maximum:  As defined in the Insurance Agreement.
        ----------------------

        Standard & Poor's:  Standard & Poor's Ratings Group, a division of The
        -----------------
McGraw-Hill Companies, Inc., or its successor in interest.

        Subsequent Cut-Off Date: With respect to any Subsequent Mortgage Loan,
        -----------------------
the opening of business on the first day of the calendar month in which the related Subsequent Transfer Date occurs.

        Subsequent Mortgage Loan: Each Mortgage Loan acquired pursuant to
        ------------------------
Section 2.10 with funds on deposit in the Funding Account during the Funding Period on the related Subsequent Transfer Date.

        Subsequent Transfer Date: With respect to Subsequent Mortgage Loans, any
        ------------------------
Distribution Date during the Funding Period on which Subsequent Mortgage Loans are transferred to the Trust.

        Teaser HELOCs:  Those HELOCs with a Loan Rate that has not become fully
        -------------
indexed.

        Teaser Period:  With respect to any HELOCs, the payment period provided
        -------------
under the related Credit Line Agreement during which time the interest rate on the HELOCs has not been fully indexed.

        Teaser Rate:  With respect to any HELOCs, the Loan Rate applicable under
        -----------
the related Credit Line Agreement during the Teaser Period of the HELOCs.

        Telerate Screen LIBOR Page 3750:  The display designated as page 3750 on
        -------------------------------
the Telerate Service (or such other page as may replace page 3750 on that service for the purpose of displaying London inter-bank offered rates of major banks).

        Transfer Date:  With respect to each Subsequent Mortgage Loan, the
        -------------
Subsequent Transfer Date, and with respect to each Eligible Substitute Mortgage Loan, the date on which such Eligible Substitute Mortgage Loan shall have been transferred to the Trust.

        Transfer Deficiency:  As defined in Section 2.03.
        -------------------

        Transfer Deposit Amount:  As defined in Section 2.03.
        -----------------------

        Trust:  The Issuer.
        -----

        Trust Agreement: The Trust Agreement dated as of March 13, 1998, between
        ---------------
the Sponsor and the Owner Trustee, as the same may be amended and supplemented from time to time.

        Trust Collateral Value: As of any Distribution Date, the sum of (i) the
        ----------------------
Pool Balance at the end of the prior calendar month, (ii) the aggregate Asset Balances as of the related Cut-Off Dates of all Subsequent Mortgage Loans previously assigned to the Trust during the calendar month in which such Distribution Date occurs and (iii) the amounts, if any, on deposit in the Funding Account at the close of business on such Distribution Date.

        Trust Property:  The property and proceeds conveyed pursuant to Section
        --------------
2.01, and certain other rights under this Agreement.

        Trustee Fee: A fee which is separately agreed to between the Servicer
        -----------
and the Indenture Trustee.

        Trustee Fee Rate:  The per annum rate at which the Trustee Fee is
        ----------------
calculated.

        UCC:  The Uniform Commercial Code, as amended from time to time, as in
        ---
effect in any specified jurisdiction.

        Unpaid Class A Note Interest Shortfall: With respect to any Distribution
        --------------------------------------
Date, the aggregate amount, if any, of Class A Note Interest that was accrued in respect of a prior Distribution Date and has not been distributed to Class A Noteholders.

        Unpaid Class S Note Interest Shortfall: With respect to any Distribution
        --------------------------------------
Date, the aggregate amount, if any, of Class S Note Interest that was accrued in respect of a prior Distribution Date and has not been distributed to Class S Noteholders.

        Valuation:  With respect to any Mortgaged Property and time referred to
        ---------
herein, the Appraised Value of the Mortgage Property.

        Voting Rights: The portion of the aggregate voting rights of all the
        -------------
Notes evidenced by a Class of Notes. At all times during the term of this Agreement, 98% of all of the Voting Rights shall be allocated among Holders of the Class A Notes and the Holders of the Class S Notes shall be entitled to 2% of all of the Voting Rights. Voting Rights allocated to a Class of Notes shall be allocated among the Notes of each such Class in accordance with their respective Percentage Interests.

        Weighted Average Net Loan Rate: As to any Collection Period, the average
        ------------------------------
of the daily Net Loan Rate for each Mortgage Loan for each day during the related Billing Cycle, weighted on the basis of the daily average of the related Asset Balances outstanding for each day in such Billing Cycle for each Mortgage Loan as determined by the Servicer in accordance with the Servicer's normal servicing procedures.

        Section 1.02.   Other Definitional Provisions.
                        -----------------------------
        (a) Capitalized terms used herein and not otherwise defined herein have the meanings assigned to them in the Indenture, or, if not defined therein, in the Trust Agreement.

        (b) All terms defined in this Agreement shall have the defined meanings when used in any instrument governed hereby and in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

        (c) As used in this Agreement, in any instrument governed hereby and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such instrument, certificate or other document, and accounting terms partly defined in this Agreement or in any such instrument, certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles as in effect on the date of this Agreement or any such instrument, certificate or other document, as applicable. To the extent that the definitions of accounting terms in this Agreement or in any such instrument, certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such instrument, certificate or other document shall control.

        (d) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

        Section 1.03. Interest Calculations. All calculations of interest
                      ---------------------
hereunder that are made in respect of the Asset Balance of a HELOC shall be made on a daily basis using a 365-day year. All calculations of interest hereunder that are made in respect of a Closed-End Loan shall be made on a daily basis using a 360-day year. All calculations of interest on the Notes shall be made on the basis of the actual number of days in an Interest Period and a year assumed to consist of 360 days. The calculation of the Servicing Fee shall be made on the basis of the actual number of days elapsed in a 360-day year. All dollar amounts calculated hereunder shall be rounded to the nearest penny with one-half of one penny being rounded down.

                                  ARTICLE II

                         Conveyance of Mortgage Loans;
                          Original Issuance of Notes;
                                 Tax Treatment

        Section 2.01.   Conveyance of Mortgage Loans; Retention of Obligation to
                        --------------------------------------------------------
Fund Advances Under Credit Line Agreements. In consideration of the Issuer's
------------------------------------------
delivery to or upon the order of the Sponsor on the Closing Date of the net proceeds from the sale of the Notes and Certificates and the other amounts to be distributed from time to time to the Sponsor in accordance with the terms of this Agreement, the Sponsor, concurrently with the execution and delivery of this Agreement, hereby sells, transfers, assigns, sets over and otherwise conveys to the Issuer, without recourse (subject to Sections 2.03 and 2.05), all of its right, title and interest in and to (i) each Initial Mortgage Loan, including its Asset Balance and all collections in respect thereof received on or after the Initial Cut-Off Date (except with respect to interest payments on the Initial Mortgage Loans, an amount only equal to the Class A Note Interest, the Class B Note Interest, the fee paid to the Indenture Trustee, the fee paid to the Owner Trustee, the fee paid to the Servicer and the insurance premium paid to the Insurer for a period of 21 days); (ii) property that secured an Initial Mortgage Loan that is acquired by foreclosure or deed in lieu of foreclosure; (iii) all of the Sponsor's rights under the Purchase Agreement (including all representations and warranties of the Company contained therein); (iv) the Sponsor's rights under the hazard insurance policies; (v) the Spread Account;
(vi) the Policy; (vii) the Funding Account; (viii) the rights to certain funds in the Capitalized Interest Account and (ix) any proceeds of the foregoing and all other assets included or to be included in the Trust for the benefit of Securityholders; provided, however, neither the Indenture Trustee nor the Trust
                 --------  -------
assumes the obligation under any Credit Line Agreement that provides for the funding of future advances to the Mortgagor thereunder, and neither the Trust nor the Indenture Trustee shall be obligated or permitted to fund any such future advances. With respect to the HELOCs, Additional Balances shall be part of the related Asset Balance and are hereby transferred to the Trust on the Closing Date pursuant to this Section 2.01, and therefore part of the Trust Property. On or prior to the Closing Date, the Sponsor shall cause the Credit Enhancer to deliver the Policy to the Indenture Trustee for the benefit of the Noteholders. It is the intention of the Sponsor that the transfer and assignment contemplated by this Agreement shall constitute a sale of the Mortgage Loans and other Trust Property from the Sponsor to the Issuer and the beneficial interest in and title to the Mortgage Loans and the other Trust Property shall not be part of the Sponsor's estate in the event of the filing of a bankruptcy petition by or against the Sponsor under any bankruptcy law. In the event that, notwithstanding the intent of the Sponsor, the transfer and assignment contemplated hereby is held not to be a sale, this Agreement shall constitute a grant of a security interest in the property referred to in this Section 2.01 for the benefit of the Securityholders and the Credit Enhancer.

        Each of the Company and the Sponsor agrees to take or cause to be taken such actions and execute such documents (including, without limitation, the filing of all necessary continuation statements for the UCC-1 financing statements filed in the States of California and Delaware, respectively, (which shall have been filed on or as of the Closing Date) describing the Cut-Off Date Asset Balances and Additional Balances and naming (i) the Company as debtor and the Sponsor as secured party, and (ii) the Sponsor as debtor and the Issuer as secured party and any amendments to UCC-1 financing statements required to reflect a change in the name or corporate structure of the Company or the Sponsor or the filing of any additional UCC-1 financing statements due to the change in the principal office of the Company or the Sponsor (within 10 days of any event necessitating such filing) as are necessary to perfect and protect the Noteholders' and Credit Enhancer's interests in each Cut-Off Date Asset Balance and Additional Balance and the proceeds thereof (other than maintaining possession by the Indenture Trustee of the Mortgage Loans and the Mortgage Files).

        In connection with such transfer and assignment, the Servicer shall deliver to the Indenture Trustee the following documents or instruments (each a "Related Document" and together for each Mortgage Loan, the "Mortgage File") with respect to each Initial Mortgage Loan on the Closing Date and will deliver with respect to each Subsequent Mortgage Loan on the related Subsequent Transfer
Date:

                (i)     the original Mortgage Note endorsed in blank;

                (ii) an original Assignment of Mortgage in blank in recordable form;

                (iii) the original recorded Mortgage or, if, in connection with any Mortgage Loan, the original recorded Mortgage with evidence of recording thereon cannot be delivered on or prior to the Closing Date because of a delay caused by the public recording office where such original Mortgage has been delivered for recordation or because such original Mortgage has been lost, the Sponsor shall deliver or cause to be delivered to the Indenture Trustee, a true and correct copy of such Mortgage, together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate of the Sponsor stating that such original Mortgage has been dispatched to the appropriate public recording official or (ii) in the case of an original Mortgage that has been lost, a certificate by the appropriate county recording office where such Mortgage is recorded;

                (iv) if applicable, the original intervening assignments, if any ("Intervening Assignments"), with evidence of recording thereon, showing a complete chain of title to the Mortgage from the originator to the Indenture Trustee or, if any such original Intervening Assignment has not been returned from the applicable recording office or has been lost, a true and correct copy thereof, together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate of the Sponsor stating that such original Intervening Assignment has been dispatched to the appropriate public recording official for recordation or (ii) in the case of an original Intervening Assignment that has been lost, a certificate by the appropriate county recording office where such Mortgage is recorded;

                (v) either a title policy, a title search or guaranty title with respect to the related Mortgaged Property;

                (vi) the original of any guaranty executed in connection with the Mortgage Note;

                (vii) the original of each assumption, modification, consolidation or substitution agreement, if any, relating to the Mortgage Loans; and

                (viii) any security agreement, chattel mortgage or equivalent instrument executed in connection with the Mortgage;

provided, however, that as to any Mortgage Loan, if (a) as evidenced by an
--------  -------
Opinion of Counsel delivered to and in form and substance satisfactory to the Indenture Trustee and the Credit Enhancer, (x) an optical image or other representation of the Related Documents specified in clauses (i) through (viii) above are enforceable in the relevant jurisdictions to the same extent as the original of such document and (y) such optical image or other representation does not impair the ability of an owner of such Mortgage Loan to transfer its interest in such Mortgage Loan, and (b) the retention of such documents in such format will not result in a reduction in the then current rating of the Notes, without regard to the Policy, such optical image or other representation may be delivered by the Servicer, to the Indenture Trustee in lieu of the physical documents specified above.

        The Sponsor hereby confirms to the Indenture Trustee that it has caused the portions of the Electronic Ledgers relating to the Initial Mortgage Loans as of the Closing Date, and that it will cause such Electronic Ledgers with respect to each Subsequent Mortgage Loans as of the related Subsequent Transfer Date, to be clearly and unambiguously marked, and has made, or will make, the appropriate entries in its general accounting records to indicate that such Mortgage Loans have been transferred to the Trust. The Servicer hereby confirms to the Indenture Trustee that it has clearly and unambiguously made appropriate entries in its general accounting records indicating that such Mortgage Loans constitute part of the Trust and are serviced by it on behalf of the Trust in accordance with the terms hereof. The Servicer hereby confirms to the Indenture Trustee that it will clearly and unambiguously make appropriate entries in its general accounting records indicating that each Subsequent Mortgage Loan constitutes part of the Trust and is serviced by it on behalf of the Trust in accordance with the terms hereof as of the related Subsequent Transfer Date.

        Notwithstanding the characterization of the Class A Notes and the Class S Notes as debt for Federal, state and local income and franchise tax purposes, the parties hereto intend to treat the transfer of the Mortgage Loans to the Trust as provided herein as a sale, for certain non-tax purposes, of all the Sponsor's right, title and interest in and to the Mortgage Loans, whether now existing or hereafter created, and the other property described above and all proceeds thereof. In the event such transfer is deemed not to be a sale for such purposes, the Sponsor grants to the Trust, a security interest in all of such party's right, title and interest in, to and under the Mortgage Loans, whether now existing or hereafter created, and the other property described above and all proceeds thereof; and this Agreement shall constitute a security agreement under applicable law.

        Within 90 days following delivery of the Mortgage Files to the Indenture Trustee pursuant to this Section, the Indenture Trustee shall review each such Mortgage File to ascertain that all required documents set forth in this Section
2.01 have been executed and received, and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule and in so doing the Indenture Trustee may rely on the purported due execution and genuineness of any signature thereon. If within such 90-day period the Indenture Trustee finds any document constituting a part of a Mortgage File not to have been executed or received or to be unrelated to the Mortgage Loans identified in said Mortgage Loan Schedule or, if in the course of its review, the Indenture Trustee determines that such Mortgage File is otherwise defective in any material respect, the Indenture Trustee shall promptly upon the conclusion of its review notify the Sponsor and the Credit Enhancer, and the Sponsor shall have a period of 90 days after such notice within which to correct or cure any such defect.

        The Indenture Trustee shall have no responsibility for reviewing any Mortgage File except as expressly provided in this Section 2.01. In reviewing any Mortgage File pursuant to this Section, the Indenture Trustee shall have no responsibility for determining whether any document is valid and binding, whether the text of any assignment or endorsement is in proper or recordable form (except, if applicable, to determine if the Indenture Trustee is the assignee or endorsee), whether any document has been recorded in accordance with the requirements of any applicable jurisdiction, or whether a blanket assignment is permitted in any applicable jurisdiction, whether any Person executing any document is authorized to do so or whether any signature thereon is genuine, but shall only be required to determine whether a document has been executed, that it appears to be what it purports to be, and, where applicable, that it purports to be recorded.

        The Sponsor shall take all necessary steps to prepare and submit for recordation an Assignment or Mortgage in the name of the Indenture Trustee for each Initial Mortgage Loan within 30 days after the Closing Date and for each Subsequent Mortgage Loan, within 30 days after the Subsequent Transfer Date.

        Section 2.02.   Further Encumbrance of Trust Property.
                        -------------------------------------

        (a) Immediately upon the conveyance to the Trust by the Sponsor of any item of the Trust Property pursuant to Section 2.01, all right, title and interest of the Sponsor in and to such item of Trust Property shall terminate, and all such right, title and interest shall vest in the Trust, in accordance with the Trust Agreement and Sections 3802 and 3805 of the Delaware Business Trust Act (12 Del. Code, (S) 3801 et seq.).

        (b) Immediately upon the vesting of the Trust Property in the Trust, the Trust shall have the sole right to pledge or otherwise encumber, such Trust Property. Pursuant to the Indenture and contemporaneously with such property vesting in the Trust pursuant to (a) above, the Trust shall grant a security interest in the Trust Property to secure the repayment of the Notes. The Certificates shall represent the beneficial ownership interest in the Trust Property, and the Certificateholders shall be entitled to receive distributions with respect thereto as set forth herein.

        (c) Prior to the payment in full on the Notes, the payment of all amounts due to the Credit Enhancer under the Insurance Agreement, the termination of the Policy (as defined therein) and the surrender of the Policy by the Indenture Trustee to the Credit Enhancer, the Indenture Trustee shall hold the Trust Property on behalf of the Noteholders and the Credit Enhancer. Following the payment in full of the Notes and the release and discharge of the Indenture, all covenants of the Issuer under Article III of the Indenture shall, until payment in full of the Certificates, remain as covenants of the Issuer for the benefit of the Certificateholders, enforceable by the Certificateholders to the same extent as such covenants were enforceable by the Noteholders prior to the discharge of the Indenture. Any rights of the Indenture Trustee under
Article III of the Indenture, following the discharge of the Indenture, shall vest in the Certificateholders.

        (d) The Indenture Trustee shall, at such time as there are no Securities outstanding and all sums due to (i) the Indenture Trustee or any agent or counsel thereof pursuant to the Indenture, (ii) the Indenture Trustee pursuant to this Agreement and (iii) the Credit Enhancer pursuant to the Insurance Agreement, have been paid, release any remaining portion of the Trust Property to the Sponsor; provided, that the release of the Spread Account is subject to
                --------
Section 2.05 of the Insurance Agreement.

        Section 2.03. Acceptance by Indenture Trustee; Retransfer of Mortgage
                      -------------------------------------------------------
Loans.
-----

        (a) The Trust hereby acknowledges its receipt of the Policy and the Mortgage Loans, and declares that the Indenture Trustee holds and will hold such instrument, and to the extent that any documents are delivered to it pursuant to
Section 2.01, will hold such documents, and all amounts received by it thereunder and hereunder, in trust, upon the terms herein set forth, for the use and benefit of all present and future Securityholders and the Credit Enhancer. If the time to cure any defect in respect of any Mortgage Loan of which the Indenture Trustee has notified the Sponsor following the review pursuant to Section 2.01 has expired or if at any time any loss is suffered by the Indenture Trustee on behalf of the Noteholders or the Credit Enhancer, in respect of any Mortgage Loan as a result of (i) a defect in any document constituting a part of its Mortgage File or (ii) an Assignment of Mortgage to the Indenture Trustee not having been recorded as required by Section 2.01, then on the next succeeding Business Day upon the deposit to the Collection Account of the Transfer Deposit Amount (as defined below) or substitution of an Eligible Substitute Mortgage Loan, if any, and upon satisfaction of the applicable conditions described herein, all right, title and interest of the Trust in and to such Mortgage Loan shall be deemed to be retransferred, reassigned and otherwise reconveyed, without recourse, representation or warranty, to the Sponsor on such Business Day and the Asset Balance of such Mortgage Loan shall be deducted from the Pool Balance; provided, however, that interest accrued on the Asset Balance of such Mortgage Loan to the end of the related Collection Period shall be the property of the Trust. The Indenture Trustee shall determine if the reduction of such Asset Balance from the Pool Balance in accordance with the preceding sentence would cause the Certificate Principal Balance to be less than the Minimum Certificateholders' Interest (a "Transfer Deficiency"), in which event the Indenture Trustee shall deliver written notice of such deficiency to the Sponsor, and within five Business Days after the Business Day of such retransfer the Sponsor shall either (i) substitute an Eligible Substitute Mortgage Loan or
(ii) deposit into the Collection Account an amount (the "Transfer Deposit Amount") in immediately available funds equal to the Transfer Deficiency including all unpaid and accrued interest in the amount by which the Principal Balance of the Defective Mortgage Loan exceeds the Principal Balance of the Eligible Substitute Mortgage Loan or a combination of both (i) and (ii) above. Such reduction or substitution and the actual payment of any Transfer Deposit Amount, if any, shall be deemed to be payment in full for such Mortgage Loan. Upon receipt of any Eligible Substitute Mortgage Loan or of written notification signed by a Servicing Officer to the effect that the Transfer Deposit Amount in respect of a Defective Mortgage Loan has been deposited into the Collection Account or, if the Certificate Principal Balance is not reduced below the Minimum Certificateholders' Interest as a result of the deemed retransfer of a Defective Mortgage Loan, then as promptly as practicable following such deemed transfer, the Indenture Trustee shall execute such documents and instruments of transfer presented by the Sponsor, in each case without recourse, representation or warranty, and take such other actions as shall reasonably be requested by the Sponsor to effect such transfer by the Trust of such Defective Mortgage Loan pursuant to this Section. It is understood and agreed that the obligation of the Sponsor to accept a transfer of a Defective Mortgage Loan and to either convey an Eligible Substitute Mortgage Loan or to make a deposit of any related Transfer Deposit Amount into the Collection Account shall constitute the sole remedy respecting such defect available to Securityholders, the Indenture Trustee and the Credit Enhancer against the Sponsor.

        The Servicer, promptly following the transfer of a Defective Mortgage Loan from or to the Trust pursuant to this Section, shall amend the Mortgage Loan Schedule and make appropriate entries in its general account records to reflect such transfer. The Servicer shall, following such retransfer, appropriately mark its records to indicate that it is no longer servicing such Mortgage Loan on behalf of the Trust. The Sponsor, promptly following such transfer, shall appropriately mark its Electronic Ledger and make appropriate entries in its general account records to reflect such transfer.

        Notwithstanding any other provision of this Section, a retransfer of a Defective Mortgage Loan to the Sponsor pursuant to this Section that would cause the Certificate Principal Balance to be less than the Minimum Certificateholders' Interest shall not occur if either the Sponsor fails to convey an Eligible Substitute Mortgage Loan or to deposit into the Collection Account any related Transfer Deposit Amount required by this Section with respect to the transfer of such Defective Mortgage Loan.

        (b) As to any Eligible Substitute Mortgage Loan or Mortgage Loans, the Sponsor shall deliver to the Indenture Trustee with respect to such Eligible Substitute Mortgage Loan or Mortgage Loans such documents and agreements as are required to be held by the Indenture Trustee in accordance with Section 2.01. For any Collection Period during which the Sponsor substitutes one or more Eligible Substitute Mortgage Loans, the Servicer shall determine the Transfer Deposit Amount which amount shall be notified to and deposited by the Sponsor in the Collection Account at the time of substitution. All amounts received in respect of the Eligible Substitute Mortgage Loan or Mortgage Loans during the Collection Period in which the circumstances giving rise to such substitution occur shall not be a part of the Trust and shall not be deposited by the Servicer in the Collection Account. All amounts received by the Servicer during the Collection Period in which the circumstances giving rise to such substitution occur in respect of any Defective Mortgage Loans so removed by the Trust shall be deposited by the Servicer in the Collection Account. Upon such substitution, the Eligible Substitute Mortgage Loan or Mortgage Loans shall be subject to the terms of this Agreement in all respects, and the Sponsor shall be deemed to have made with respect to such Eligible Substitute Mortgage Loan or Mortgage Loans, as of the date of substitution, the covenants, representations and warranties set forth in Section 2.05. The procedures applied by the Sponsor in selecting each Eligible Substitute Mortgage Loans shall not be materially adverse to the interests of the Indenture Trustee, the Noteholders and the Credit Enhancer.

        Section 2.04. Representations and Warranties Regarding the Servicer and
                      ---------------------------------------------------------
the Sponsor.
-----------

        The Servicer represents and warrants to the Indenture Trustee and the Credit Enhancer that as of the Closing Date and as of each Subsequent Transfer
Date:

                (i) The Servicer is a California corporation, validly existing and in good standing under the laws of the State of California, and has the corporate power to own its assets and to transact the business in which it is currently engaged. The Servicer is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or any properties owned or leased by it requires such qualification and in which the failure so to qualify would have a material adverse effect on the business, properties, assets, or condition (financial or other) of the Servicer;

                (ii) The Servicer has the power and authority to make, execute, deliver and perform this Agreement and all of the transactions contemplated under this Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement. When executed and delivered, this Agreement will constitute the legal, valid and binding obligation of the Servicer enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies;

                (iii) The Servicer is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except for such consent, license, approval or authorization, or registration or declaration, as shall have been obtained or filed, as the case may be, prior to the Closing Date;

                (iv) The execution, delivery and performance of this Agreement by the Servicer will not violate any provision of any existing law or regulation or any order or decree of any court applicable to the Servicer or any provision of the Certificate of Incorporation or Bylaws of the Servicer, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Servicer is a party or by which the Servicer may be bound; and

                (v) No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or to the knowledge of the Servicer threatened, against the Servicer or any of its properties or with respect to this Agreement or the Notes.

The representations and warranties set forth in this Section 2.04(a) shall survive the sale and assignment of the Mortgage Loans to the Trust. Upon discovery of a breach of any representations and warranties which materially and adversely affects the interests of the Noteholders or the Credit Enhancer, the person discovering such breach shall give prompt written notice to the other parties and to the Credit Enhancer. Within 90 days of its discovery or its receipt of notice of breach, or, with the prior written consent of a Responsible Officer of the Indenture Trustee and the Credit Enhancer such longer period specified in such consent, the Servicer shall cure such breach in all material respects.

        (b) The Sponsor represents and warrants to the Indenture Trustee and the Credit Enhancer that as of the Closing Date and as of each Subsequent Transfer
Date:

                (i) The Sponsor is a Delaware corporation, validly existing and in good standing under the laws of the State of Delaware, and has the statutory power to own its assets and to transact the business in which it is currently engaged. The Sponsor is duly qualified to do business as a foreign limited liability company and is in good standing in each jurisdiction in which the character of the business transacted by it or any properties owned or leased by it requires such qualification and in which the failure so to qualify would have a material adverse effect on the business, properties, assets, or condition (financial or other) of the Sponsor;

                (ii) The Sponsor has the power and authority to make, execute, deliver and perform this Agreement and all of the transactions contemplated under this Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement. When executed and delivered, this Agreement will constitute the legal, valid and binding obligation of the Sponsor enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies;

                (iii) The Sponsor is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement;

                (iv) The execution, delivery and performance of this Agreement by the Sponsor will not violate any provision of any existing law or regulation or any order or decree of any court applicable to the Sponsor or any provision of the Certificate of Incorporation or bylaws of the Sponsor, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Sponsor is a party or by which the Sponsor may be bound; and

                (v) No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or to the knowledge of the Sponsor threatened, against the Sponsor or any of its properties or with respect to this Agreement or the Notes.

The representations and warranties set forth in this Section 2.04(b) shall survive the sale and assignment of the Mortgage Loans to the Trust. Upon discovery of a breach of any representations and warranties which materially and adversely affects the interests of the Noteholders or the Credit Enhancer, the person discovering such breach shall give prompt written notice to the other parties and to the Credit Enhancer. Within 90 days of its discovery or its receipt of notice of breach, or, with the prior written consent of a Responsible Officer of the Indenture Trustee and the Credit Enhancer, such longer period specified in such consent, the Sponsor shall cure such breach in all material respects.

        Section 2.05.   Representations and Warranties of the Sponsor Regarding
                        -------------------------------------------------------
the Mortgage Loans; Retransfer of Certain Mortgage Loans.
--------------------------------------------------------

        (a) The Sponsor hereby makes the following representations and warranties as to the Mortgage Loans on which the Issuer is deemed to have relied in acquiring the Mortgage Loans and upon which the Credit Enhancer is deemed to rely in issuing the Policy. Such representations and warranties speak as of the execution and delivery of this Agreement and as of the Closing Date in the case of the Initial Mortgage Loans and as of the related Transfer Date in the case of the Subsequent Mortgage Loans, but shall survive the sale, transfer, and assignment of the Mortgage Loans to the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture,

                (i) As of the Closing Date with respect to the Initial Mortgage Loans and the applicable Transfer Date with respect to any Subsequent Mortgage Loans and any Eligible Substitute Mortgage Loans and, with respect to any HELOC, as of the date any

        Additional Balance is created, the information set forth in the Mortgage Loan Schedule for such Mortgage Loans is true and correct in all material respects;

                (ii) The applicable Cut-Off Date Asset Balance has not been assigned or pledged, and the Sponsor is the sole owner and holder of such Cut-Off Date Asset Balance free and clear of any and all liens, claims, encumbrances, participation interests, equities, pledges, charges or security interests of any nature, and has full right and authority, under all governmental and regulatory bodies having jurisdiction over the ownership of the applicable Mortgage Loans, to sell, assign or transfer the same pursuant to this Agreement;

                (iii) As of the Closing Date with respect to the Initial Mortgage Loans and the applicable Transfer Date with respect to any Subsequent Mortgage Loans and any Eligible Substitute Mortgage Loans, the related Mortgage Note and the Mortgage with respect to each Mortgage Loan have not been assigned or pledged, and the Sponsor is the sole owner and holder of the Mortgage Loan free and clear of any and all liens, claims, encumbrances, participation interests, equities, pledges, charges or security interests of any nature, and has full right and authority, under all governmental and regulatory bodies having jurisdiction over the ownership of the applicable Mortgage Loans, to sell and assign the same pursuant to this Agreement;

                (iv) As of the Closing Date with respect to the Initial Mortgage Loans and the applicable Transfer Date with respect to any Subsequent Mortgage Loans and any Eligible Substitute Mortgage Loans, the related Mortgage is a valid and subsisting first or second lien, as set forth on the Mortgage Loan Schedule with respect to each related Mortgaged Property, and as of the applicable Cut-Off Date the related Mortgaged Property is free and clear of all encumbrances and liens having priority over the first or second lien, as applicable, of such Mortgage except for liens for (i) real estate taxes and special assessments not yet delinquent; (ii) any first mortgage loan secured by such Mortgaged Property and specified on the Mortgage Loan Schedule;
        (iii) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording that are acceptable to mortgage lending institutions generally; and (iv) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage;

                (v) As of the Closing Date with respect to the Initial Mortgage Loans and the applicable Transfer Date with respect to any Subsequent Mortgage Loans and any Eligible Substitute Mortgage Loans, there is no valid offset, defense or counterclaim of any obligor under any Loan Agreement or Mortgage;

                (vi) To the best knowledge of the Sponsor, as of the Closing Date with respect to the Initial Mortgage Loans and the applicable Transfer Date with respect to any Subsequent Mortgage Loans and any Eligible Substitute Mortgage Loans, there is no delinquent recording or other tax or fee or assessment lien against any related Mortgaged Property;

                (vii) As of the Closing Date with respect to the Initial Mortgage Loans and the applicable Transfer Date with respect to any Subsequent Mortgage Loans and any Eligible Substitute Mortgage Loans, there is no proceeding pending or, to the best knowledge of the Sponsor, threatened for the total or partial condemnation of the related Mortgaged Property, and such property is free of material damage;

                (viii) To the best knowledge of the Sponsor, as of the Closing Date with respect to the Initial Mortgage Loans and the applicable Transfer Date with respect to any Subsequent Mortgage Loans and any Eligible Substitute Mortgage Loans, there are no mechanics' or similar liens or claims which have been filed for work, labor or material affecting the related Mortgaged Property which are, or may be, liens prior or equal to the lien of the related Mortgage, except liens which are fully insured against by the title insurance policy referred to in clause (xiii);

                (ix) No Minimum Monthly Payment is more than ___ days delinquent (measured on a contractual basis); and with respect to the Initial Mortgage Loans none were delinquent;

                (x) As of the Closing Date with respect to the Initial Mortgage Loans and the applicable Transfer Date with respect to any Subsequent Mortgage Loans and any Eligible Substitute Mortgage Loans, for each Mortgage Loans, the related Mortgage File contains each of the documents and instruments specified to be included therein;

                (xi) The related Mortgage Note and the related Mortgage at origination complied in all material respects with applicable state and federal laws, including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the Mortgage Loans;

                (xii) On the Closing Date with respect to the Initial Mortgage Loans and, to the extent not already included in such filing, on the applicable Transfer Date with respect to any Subsequent Mortgage Loans and any Eligible Substitute Mortgage Loans, the Sponsor has filed UCC-1 financing statements with respect to such Mortgage Loans.

                (xiii) Either a lender's title insurance policy or binder was issued on the date of origination of the Mortgage Loans and each such policy is valid and remains in full force and effect, or a title search or guaranty of title customary in the relevant jurisdiction was obtained with respect to a Mortgage Loans as to which no title insurance policy or binder was issued;

                (xiv) As of the Closing Date with respect to the Initial Mortgage Loans and the applicable Transfer Date with respect to any Subsequent Mortgage Loans and any Eligible Substitute Mortgage Loans, none of the Mortgaged Properties is a mobile home or a manufactured housing unit;

                (xv) As of the Cut-Off Date for the Initial Mortgage Loans no more than ____% of such Mortgage Loans (by Initial Cut-Off Date Pool Balance), are secured by Mortgaged Properties located in one United States postal zip code;

                (xvi) The Combined Loan-to-Value Ratio for each Mortgage Loan was not in excess of ____%;

                (xvii) No selection procedure reasonably believed by the Sponsor to be adverse to the interests of the Securityholders or the Credit Enhancer was utilized in selecting the Mortgage Loans;

                (xviii) The Sponsor has not transferred the Mortgage Loans to the Trust with any intent to hinder, delay or defraud any of its creditors;

                (xix) The Minimum Monthly Payment with respect to any Mortgage Loan is not less than the interest accrued at the applicable Loan Rate on the average daily Asset Balance during the interest period relating to the date on which such Minimum Monthly Payment is due;

                (xx) As of the Closing Date with respect to the Initial Mortgage Loans and the applicable Transfer Date with respect to any Subsequent Mortgage Loans and any Eligible Substitute Mortgage Loans, each Loan Agreement and each Mortgage Loans is an enforceable obligation of the related Mortgagor, except as the enforceability thereof may be limited by the bankruptcy, insolvency or similar laws affecting creditors' rights generally;

                (xxi) As of the Closing Date with respect to the Initial Mortgage Loans and the applicable Transfer Date with respect to any Subsequent Mortgage Loans and any Eligible Substitute Mortgage Loans, there has been no default of any senior mortgage loan related to a Mortgaged Property that has not been cured by a party other than the Servicer;

                (xxii) The definition of "prime rate" in each Credit Line Agreement relating to a HELOC does not differ materially from the definition in the form of Credit Line Agreement in Exhibit D;

                (xxiii) The weighted average remaining term to maturity of the Initial Mortgage Loans on a contractual basis as of the Cut-Off Date is approximately 215.7 months. On each date that the Loan Rates relating to HELOCs have been adjusted, interest rate adjustments on the HELOCs were made in compliance with the related Mortgages and Credit Line Agreement and applicable law. Over the term of each HELOC, the Loan Rate may not exceed the related Loan Rate Cap, if any. With respect to the Initial HELOCs, the Loan Rate Cap is 18%. With respect to the Initial Mortgage Loans, the margins range between 0% and 6% and the weighted average margin is approximately 3.29% as of the related Cut-Off Date. The Loan Rates on the Initial Mortgage Loans range between 5.75% and 14.99% and the weighted average Loan Rate is approximately 7.2452%;

                (xxiv) As of the Closing Date with respect to the Initial Mortgage Loans and the applicable Transfer Date with respect to any Subsequent Mortgage Loans and any Eligible Substitute Mortgage Loans, each Mortgaged Property consists of a single parcel of real property with a one-to-four unit single family residence erected thereon, or an individual condominium unit, planned unit development unit or townhouse;

                (xxv) No more than 2.31% (by Initial Cut-Off Date Pool Balance) of the Initial Mortgage Loans are secured by real property improved by individual condominium units, planned development units, townhouses or two-to-four family residences erected thereon, and approximately 97.69% (by Initial Cut-Off Date Pool Balance) of the Initial Mortgage Loans are secured by real property with a detached one-family residence erected thereon;

                (xxvi) The Credit Limits on the Initial HELOCs range between $8,000 and $400,000 with an average of $47,833.61. As of the applicable Cut-Off Date, no Initial Mortgage Loans had a principal balance in excess of approximately $394,517.93 and the average principal balance of the Initial Mortgage Loans is equal to approximately $37,703.88 and the average Credit Limit Utilization Rate (weighted by credit line) of the Initial HELOCs is 76.03%;

                (xxvii)  100% of the Initial Mortgage Loans are second liens;

                (xxviii) Either (A) this Agreement constitutes a valid transfer and assignment to the Trust of all right, title and interest of the Sponsor in and to the Cut-Off Date Asset Balances with respect to the applicable Mortgage Loans, all monies due or to become due with respect thereto (excluding payments in respect of accrued interest due prior to the Cut-Off Date and including with respect to interest payments on the Initial Mortgage Loans, an amount equal to the Class A Note Interest, the Class S Note Interest, the fee paid to the Owner Trustee, the fee paid to the Indenture Trustee, the fee paid to the Servicer and insurance premium fee paid to the Credit Enhancer for a period of 21 days), and all proceeds of such Cut-Off Date Asset Balances with respect to the Mortgage Loans and such funds as are from time to time deposited in the Collection Account (excluding any investment earnings thereon) and all other property specified in the definition of "Trust" as being part of the corpus of the Trust conveyed to the Trust, and upon payment for the Additional Balances, will constitute a valid transfer and assignment to the Indenture Trustee of all right, title and interest of the Sponsor in and to the Additional Balances, all monies due or to become due with respect thereto, and all proceeds of such Additional Balances and all other property specified in the definition of "Trust" relating to the Additional Balances or (B) this Agreement constitutes a grant of a security interest (as defined in the UCC as in effect in New
        York) in such property to the Indenture Trustee on behalf of the Trust. If this Agreement constitutes the grant of a security interest to the Trust in such property, and if the Indenture Trustee obtains and maintains possession of the Mortgage File for each Mortgage Loans, the Trust shall have a first priority perfected security interest in such property, subject to the effect of Section 9-306 of the UCC with respect to collections on the Mortgage Loans that are deposited in the Collection Account in accordance with the next to last paragraph of
        Section 3.02(b); and

                (xxix) Each Mortgagor as of the Closing Date with respect to the Initial Mortgage Loans or the Transfer Date with respect to any Subsequent Mortgage Loans is not insolvent or bankrupt.

With respect to the representations and warranties set forth in this Section
2.05 that are made to the best of the Sponsor's knowledge or as to which the Sponsor has no knowledge, if it is discovered by the Sponsor, the Servicer, the Credit Enhancer or a Responsible Officer of the Indenture Trustee that the substance of such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of the related Mortgage Loan then, notwithstanding the Sponsor's lack of knowledge with respect to the substance of such representation and warranty being inaccurate at the time the representation or warranty was made, such inaccuracy shall be deemed a breach of the applicable representation or warranty.

        (b) It is understood and agreed that the representations and warranties set forth in this Section 2.05 shall survive delivery of the respective Mortgage Files to the Indenture Trustee pursuant to Section 2.01 and the termination of the rights and obligations of the Servicer pursuant to Section 5.04 or 6.02. Upon discovery by the Sponsor, the Servicer, the Credit Enhancer or a Responsible Officer of the Indenture Trustee of a breach of any of the foregoing representations and warranties, without regard to any limitation set forth therein concerning the knowledge of the Sponsor as to the facts stated therein, which materially and adversely affects the interests of the Trust or the Noteholders or the Credit Enhancer in the related Mortgage Loans, the party discovering such breach shall give prompt written notice to the other parties and the Credit Enhancer. Within 90 days of its discovery or its receipt of notice of such breach, the Sponsor shall use all reasonable efforts to cure such breach in all material respects or shall, not later than the Business Day next preceding the Distribution Date in the month following the Collection Period in which any such cure period expired (or such later date that is acceptable to the Indenture Trustee and the Credit Enhancer as evidenced by their written consents), either (a) accept a transfer of such Mortgage Loan from the Trust or
(b) substitute an Eligible Substitute Mortgage Loan, each in the same manner and subject to the same conditions as set forth in Section 2.03; provided, however,
                                                             --------  -------
that the cure for any breach of a representation and warranty relating to the characteristics of the Mortgage Loans in the aggregate shall be a repurchase of or substitution for only the Mortgage Loans necessary to cause such characteristics to be in compliance with the related representation and warranty. Upon accepting such transfer and making any required deposit into the Collection Account or substitution of an Eligible Substitute Mortgage Loans, as the case may be, the Sponsor shall be entitled to receive an instrument of assignment or transfer from the Indenture Trustee to the same extent as set forth in Section 2.03 with respect to the transfer of Mortgage Loans under that Section.

        It is understood and agreed that the obligation of the Sponsor to accept a retransfer of a Mortgage Loan as to which a breach has occurred and is continuing and to make any required deposit in the Collection Account or to substitute an Eligible Substitute Mortgage Loan, as the case may be, shall constitute the sole remedy against the Sponsor respecting such breach available to Noteholders, the Indenture Trustee on behalf of Noteholders and the Credit Enhancer; provided, however, that the Sponsor shall defend and indemnify the
          --------  -------
Indenture Trustee, the Credit Enhancer and the Noteholders against all reasonable costs and expenses, and all losses, damages, claims and liabilities, including reasonable fees and expenses of counsel and the amount of any settlement entered into with the consent of the Sponsor (such consent not to be unreasonably withheld), which may be asserted against or incurred by any of them as a result of any third-party action arising out of any breach of any such representation and warranty. Notwithstanding the foregoing, with regard to any breach of the representation and warranty set forth in Section 2.05(a)(xxviii), the sale and assignment of the affected Mortgage Loans to the Trust shall be deemed void and the Sponsor shall pay to the Trust the sum of (i) the amount of the related Asset Balances, plus unpaid accrued interest on each such Asset Balance at the applicable Loan Rate to the date of payment, (ii) the amount of any loss suffered by the Noteholders or the Credit Enhancer with respect to the affected Mortgage Loans and (iii) all amounts owing to the Credit Enhancer pursuant to the Insurance Agreement.

        Section 2.06.   Covenants of the Sponsor. The Sponsor hereby covenants
                        ------------------------
that:

        (a) Security Interests. Except for the transfer hereunder and the pledge
            ------------------
of the Certificate in connection with the Sponsor's Yield Maintenance Certificates, Series 1998-1, the Sponsor will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any Mortgage Loans, whether now existing or hereafter created, or any interest therein; the Sponsor will notify the Indenture Trustee and the Credit Enhancer of the existence of any Lien on any Mortgage Loans immediately upon discovery thereof; and the Sponsor will defend the right, title and interest of the Trust in, to and under the Mortgage Loans, whether now existing or hereafter created, against all claims of third parties claiming through or under the Sponsor; provided, however, that nothing in this Section
                   --------  -------
2.06(a) shall prevent or be deemed to prohibit the Sponsor from suffering to exist upon any of the Mortgage Loans any Liens for municipal or other local taxes and other governmental charges if such taxes or governmental charges shall not at the time be due and payable or if the Sponsor shall currently be contesting the validity thereof in good faith by appropriate proceedings and shall have set aside on its books adequate reserves with respect thereto.

        (b) UCC-1 Financing Statements. On the Closing Date with respect to the
            --------------------------
Initial Mortgage Loans and, to the extent not already included in such filing, on the applicable Transfer Date with respect to any Subsequent Mortgage Loans and any Eligible Substitute Mortgage Loans, the Sponsor will file UCC-1 financing statements with respect to such Mortgage Loans.

        (c) Negative Pledge. The Sponsor hereby agrees not to transfer, assign,
            ---------------
exchange, pledge, finance, hypothecate, grant a security interest in or otherwise convey the Certificates except in accordance with Sections 5.05 and
6.02 hereof and in accordance with the Insurance Agreement and the Trust Agreement and the pledge of the Certificate in connection with the Sponsor's Yield Maintenance Certificates, Series 1998-1.

        (d) Downgrading. The Sponsor will not engage in any activity which would
            -----------
result in a downgrading or withdrawal of the ratings on the Notes without regard to the effect of the Policy.

        (e) Amendment to Certificate of Incorporation. The Sponsor will not
            -----------------------------------------
amend its Certificate of Incorporation without prior written notice to the Indenture Trustee and the Rating Agencies and the prior written consent of the Credit Enhancer which consent shall not be unreasonably withheld.

        (f) Principal Place of Business. The Sponsor's principal place of
            ---------------------------
business is in California, and the Sponsor will not change its principal place of business without prior written notice to the Indenture Trustee, the Rating Agencies and to the Credit Enhancer.

        Section 2.07. Retransfers of Mortgage Loans at Election of Sponsor.
                      ----------------------------------------------------
Subject to the conditions set forth below and Section 8.2 of the Indenture, the Sponsor may, but shall not be obligated to, require the retransfer of Mortgage Loans from the Trust to the Sponsor as of the close of business on a Distribution Date (each, a "Retransfer Date"). On the fifth Business Day (the "Retransfer Notice Date") prior to the Retransfer Date designated in such notice, the Sponsor shall give the Indenture Trustee, the Credit Enhancer and the Servicer a notice of the proposed retransfer that contains a list of the Mortgage Loans to be retransferred. Such retransfers of Mortgage Loans shall be permitted upon satisfaction of the following conditions:

                (i)     The Rapid Amortization Period shall not have commenced;

                (ii) On the Retransfer Date, the Certificateholders' Interest (after giving effect to the removal from the Trust of the Mortgage Loans proposed to be retransferred) is at least equal to the Minimum Certificateholders' Interest;

                (iii) The transfer of any Mortgage Loans on any Retransfer Date during the Managed Amortization Period shall not, in the reasonable belief of the Sponsor, cause a Rapid Amortization Event to occur or an event which with notice or lapse of time or both would constitute a Rapid Amortization Event;

                (iv) On or before the Retransfer Date, the Sponsor shall have delivered to the Indenture Trustee a revised Mortgage Loan Schedule, reflecting the proposed transfer and the Retransfer Date, and the Servicer shall have marked the Electronic Ledger to show that the Mortgage Loans retransferred to the Sponsor are no longer owned by the Trust;

                (v) The Sponsor shall represent and warrant that no selection procedures reasonably believed by the Sponsor to be adverse to the interests of the Noteholders or the Credit Enhancer were utilized in selecting the Mortgage Loans to be removed from the Trust;

                (vi) In connection with each such retransfer of Mortgage Loans pursuant to this Section, each Rating Agency shall have received on or prior to the related Retransfer Notice Date notice of such proposed retransfer of Mortgage Loans and, prior to the Retransfer Date, shall have notified the Indenture Trustee and the Credit Enhancer in writing that such retransfer of Mortgage Loans would not result in a reduction or withdrawal of its then current rating of the Notes without regard to the Policy; and

                (vii) The Sponsor shall have delivered to the Indenture Trustee and the Credit Enhancer an Officer's Certificate certifying that the items set forth in subparagraphs (i) through (vi), inclusive, have been performed or are true and correct, as the case may be. The Indenture Trustee may conclusively rely on such Officer's Certificate, shall have no duty to make inquiries with regard to the matters set forth therein and shall incur no liability in so relying.

        In certain circumstances where the removal of such Mortgage Loans results in the Certificateholders' Interest being reduced below the Minimum Certificateholders' Interest the Sponsor shall be permitted to remove such Mortgage Loans only if the Sponsor deposits an amount equal to the excess of the Minimum Certificateholders' Interest over the Certificateholders' Interest (the "Reimbursement Amount") in the Collection Account; provided, that, the Sponsor
                                                   --------
shall not remove such Mortgage Loans if the Reimbursement Amount would exceed $100,000.

        Upon receiving the requisite information from the Sponsor, the Servicer shall perform in a timely manner those acts required of it, as specified above. Upon satisfaction of the above conditions, on the Retransfer Date the Indenture Trustee shall deliver, or cause to be delivered, to the Sponsor the Mortgage File for each Mortgage Loan being so transferred, and the Indenture Trustee shall execute and deliver to the Sponsor such other documents prepared by the Sponsor as shall be reasonably necessary to transfer such Mortgage Loans to the Sponsor. Any such retransfer of the Trust's right, title and interest in and to Mortgage Loans shall be without recourse, representation or warranty by or of the Indenture Trustee or the Trust to the Sponsor.

        Section 2.08. Execution and Authentication of Notes. The Indenture
                      -------------------------------------
Trustee, on behalf of the Trust, has caused to be executed, authenticated and delivered to or upon the order of the Sponsor, in exchange for the Trust, concurrently with the sale, assignment and conveyance to the Indenture Trustee of the Trust, Notes representing indebtedness of the Trust in authorized denominations and the Certificates, evidencing the ownership of the Trust.

        Section 2.09. Tax Treatment. It is the intention of the Sponsor and the
                      -------------
Certificateholders that the Notes will be indebtedness of the Sponsor for federal, state and local income and franchise tax purposes and for purposes of any other tax imposed on or measured by income. The Sponsor, the Indenture Trustee and each Noteholder (or Note Owner) by acceptance of its Note (or, in the case of a Note Owner, by virtue of such Note Owner's acquisition of a beneficial interest therein) agrees to treat the Notes (or beneficial interest therein), for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Sponsor secured by the assets of the Trust and to report the transactions contemplated by this Agreement on all applicable tax returns in a manner consistent with such treatment. Each Noteholder agrees that it will cause any Note Owner acquiring an interest in a Note through it to comply with this Agreement as to treatment of the Notes as indebtedness for federal, state and local income and franchise tax purposes and for purposes of any other tax imposed on or measured by income. The Indenture Trustee will prepare and file all tax reports required hereunder consistent with this Agreement except as may be required by or provided in
Section 3.15.

        Section 2.10.   Conveyance of the Subsequent Mortgage Loans.
                        -------------------------------------------

        (a) Subject to the satisfaction of the conditions set forth in Section
2.01 and paragraph (b) below, in consideration of the Indenture Trustee's delivery on a Subsequent Transfer Date to or upon the order of the Sponsor of all or a portion of the amount in respect of Principal Collections in the Funding Account the Sponsor shall, to the extent of the availability thereof, on the related Subsequent Transfer Date transfer, assign, set over and otherwise convey to the Trust without recourse (subject to Sections 2.03 and 2.05) all of its right, title and interest in and to the Asset Balances of the Subsequent Mortgage Loans and all Interest Collections and Principal Collections in respect thereof received after the Cut-Off Date for the Subsequent Mortgage Loans (excluding payments in respect of accrued interest due prior to the related Transfer Date) or, with respect to any Additional Balances with respect thereto, on or after the date of transfer to the Trust. Future advances made to a Mortgagor under a Loan Agreement relating to a Subsequent Mortgage Loans shall be part of the related Asset Balance and transferred to the Trust pursuant to this Section 2.10, and, therefore, part of the Trust Property upon the sale thereof to the Sponsor under the Purchase Agreement.

        On each Subsequent Transfer Date, the Indenture Trustee shall acknowledge that the Sponsor has conveyed its right, title and interest in and to each Subsequent Mortgage Loans and to the corresponding Related Documents and certain other rights to the Indenture Trustee pursuant to this Agreement, and the Indenture Trustee shall hold such documents hereunder for the benefit of the Noteholders.

        (b) The obligation of the Indenture Trustee to accept the transfer of the Subsequent Mortgage Loans and the other property and rights related thereto described in paragraph (a) above is subject to the satisfaction of each of the following conditions on or prior to the Subsequent Transfer Date:

                (i) the Indenture Trustee shall have been provided with a letter from the Credit Enhancer consenting to such transfer of the Subsequent Mortgage Loans (which consent shall not be unreasonably withheld or delayed);

                (ii) the Indenture Trustee shall have been provided with a Mortgage Loan Schedule, listing the Subsequent Mortgage Loans delivered or to be delivered on such Subsequent Transfer Date;

                (iii) the Sponsor shall have deposited in the Collection Account all Principal Collections and Interest Collections in respect of such Subsequent Mortgage Loans received after the Cut-Off Date (excluding payments in respect of accrued interest due prior to the related Transfer Date) for the Subsequent Mortgage Loans;

                (iv)    the representations and warranties of the Sponsor in
        Section 2.05 hereof, to the extent such representations and warranties do not pertain exclusively to the Initial Mortgage Loans, are true and correct with respect to the Subsequent Mortgage Loans as of the related Subsequent Transfer Date;

                (v) the Indenture Trustee shall have been provided with a letter from each Rating Agency (except from Moody's on a quarterly basis only) confirming that the transfer of the Subsequent Mortgage Loans shall not result in a reduction or withdrawal of its then-current rating of the Notes;

                (vi) the Servicer shall acknowledge in writing that it has delivered the related Mortgage Files to the Indenture Trustee and complied with all other requirements with respect to the assignment of the related Mortgages specified therein;

                (vii) the Servicer shall represent and warrant that no selection procedures reasonably believed by the Servicer to be adverse to the interests of the Noteholders or the Credit Enhancer were utilized in selecting the Subsequent Mortgage Loans; and

                (viii) the Sponsor shall have delivered to the Indenture Trustee an Officer's Certificate confirming the satisfaction of each condition precedent specified in this paragraph (b).

        (c) The obligation of the Trust to purchase any Subsequent Mortgage Loans on a Subsequent Transfer Date is subject to the following requirements:
(i) the remaining term to maturity of each such Subsequent Mortgage Loan may not exceed 310 months; (ii) the weighted average margin of the Subsequent Mortgage Loans (by aggregate Cut-Off Date Asset Balance with respect to such Subsequent Mortgage Loans) plus any Subsequent Mortgage Loans that are HELOCs previously transferred to the Trust is at least 2.80%; and the aggregate weighted average interest rate of all subsequent mortgage loans that are closed-end loans is at least 10.00%; (iii) the weighted average Combined Loan-to-Value Ratio of the Subsequent Mortgage Loans (by aggregate Cut-Off Date Asset Balance with respect to such Subsequent Mortgage Loans) plus any Subsequent Mortgage Loans previously transferred to the Trust is not more than 86.0%; (iv) no such Subsequent Mortgage Loans will have a Cut-Off Date Asset Balance in excess of $350,000; (v) at least 1.0% of such Subsequent Mortgage Loans plus any Subsequent Mortgage Loans previously transferred to the Trust (by aggregate Cut-Off Date Asset Balance with respect to such Subsequent Mortgage Loans) are not more than 30 days delinquent (on a contractual basis) as of the Cut-Off Date for such Subsequent Mortgage Loans; and (vi) the Subsequent Mortgage Loans shall maintain an average FICO score of 690. On the last Distribution Date of the Funding Period, the Sponsor shall have provided the Indenture Trustee, the Rating Agencies and the Credit Enhancer with an Opinion of Counsel to the effect that the transfers of the Subsequent Mortgage Loans during the Funding Period constitute a sale of the Asset Balances of the Subsequent Mortgage Loans to the Sponsor and a sale of or grant of a security interest in the Subsequent Mortgage Loans to the Indenture Trustee; provided, however, that in the event of a change
                                --------  -------
of law during the Funding Period that materially affects the method of perfecting the security interest in the Subsequent Mortgage Loans, the Sponsor shall (i) provide the Indenture Trustee, the Rating Agencies and the Credit Enhancer with an Opinion of Counsel to the effect that such transfer constitutes a sale of the Asset Balances of the Subsequent Mortgage Loans to the Sponsor and a sale of or grant of a security interest in the Subsequent Mortgage Loans to the Indenture Trustee, and (ii) take such action as is necessary to perfect the interests of the Trust in the Subsequent Mortgage Loans.

                                  ARTICLE III

                          Administration and Servicing
                               of Mortgage Loans

        Section 3.01.  The Servicer.
                       ------------

        (a) The Servicer is hereby authorized to act as agent for the Trust and in such capacity shall manage, service, administer and make collections on the Mortgage Loans and perform the other actions under this Agreement. The Servicer shall service and administer the

Mortgage Loans in a manner consistent with the terms of this Agreement and with general industry practice and shall have full power and authority, acting alone or through a subservicer, to do any and all things in connection with such servicing and administration which it may deem necessary or desirable, it being understood, however, that the Servicer shall at all times remain responsible to the Indenture Trustee, the Securityholders and the Credit Enhancer for the performance of its duties and obligations hereunder in accordance with the terms hereof. Any amounts received by any subservicer in respect of a Mortgage Loan shall be deemed to have been received by the Servicer whether or not actually received by it. Without limiting the generality of the foregoing, the Servicer shall continue, and is hereby authorized and empowered by the Trust, to execute and deliver, on behalf of the Trust, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties and to make deposits to and withdrawals from the Collection Account. The Indenture Trustee and the Owner Trustee shall, upon the written request of a Servicing Officer, furnish the Servicer with any powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder. The Servicer in such capacity may also consent to the placing of a lien senior to that of any Mortgage on the related Mortgaged Property, provided that

                (i) such Mortgage succeeded to a first lien position after the related Mortgage Loan was conveyed to the Trust and, immediately following the placement of such senior lien, such Mortgage is in a second lien position and the outstanding principal amount of the mortgage loan secured by such subsequent senior lien is no greater than the outstanding principal amount of the senior mortgage loan secured by the Mortgaged Property as of the date the related Mortgage Loan was originated; or

                (ii) the Mortgage relating to such Mortgage Loan was in a second lien position as of the Cut-Off Date and the new senior lien secures a mortgage loan that refinances an existing first mortgage loan and the outstanding principal amount of the replacement first mortgage loan immediately following such refinancing is not greater than the outstanding principal amount of such existing first mortgage loan at the date of origination of such Mortgage Loan;

provided, further, that such senior lien does not secure a note that provides
--------  -------
for negative amortization.

        The Servicer may also, without prior approval from the Rating Agencies or the Credit Enhancer, increase the Credit Limits on HELOCs provided that (i) new appraisals are obtained and the Combined Loan-to-Value Ratios of the HELOCs after giving effect to such increase are less than or equal to the Combined Loan-to-Value Ratios of the Mortgage Loans as of the Cut-Off Date and (ii) such increases are consistent with the Servicer's credit and collection policies. No material change or departure from the Servicer's credit and collection policies with respect to any Mortgage Loans as in effect as of the Closing Date shall be permitted without the prior written consent of the Credit Enhancer.

        In addition, the Servicer may agree to changes in the terms of a Mortgage Loan at the request of the Mortgagor; provided that (i) such changes do
                                               --------
not materially and adversely affect
the interests of Securityholders or the Credit Enhancer, (ii) such changes are consistent with prudent and customary business practice as evidenced by a certificate signed by a Servicing Officer delivered to the Indenture Trustee and the Credit Enhancer and (iii) the Rating Agencies are promptly notified of the changes.

        In addition to the foregoing, the Servicer may solicit Mortgagors to change any other terms of the related Mortgage Loans; provided that such changes
                                                      --------
(i) do not materially and adversely affect the interest of Securityholders or the Credit Enhancer and (ii) are consistent with prudent and customary business practice as evidenced by a certificate signed by a Servicing Officer delivered to the Indenture Trustee and the Credit Enhancer. Nothing herein shall limit the right of the Servicer to solicit Mortgagors with respect to new loans (including mortgage loans) that are not Mortgage Loans.

        The relationship of the Servicer (and of any successor to the Servicer as servicer under this Agreement) to the Indenture Trustee under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

        (b) In the event that the rights, duties and obligations of the Servicer are terminated hereunder, any successor to the Servicer in its sole discretion may, to the extent permitted by applicable law, terminate the existing subservicer arrangements with any subservicer or assume the terminated Servicer's rights under such subservicing arrangements which termination or assumption will not violate the terms of such arrangements.

        Section 3.02.   Collection of Certain Mortgage Loan Payments.
                        --------------------------------------------

        (a) The Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement, follow such collection procedures as it follows with respect to home equity loans in its servicing portfolio comparable to the Mortgage Loans. Consistent with the foregoing, and without limiting the generality of the foregoing, the Servicer may in its discretion (i) waive any late payment charge or any assumption fees or other fees which may be collected in the ordinary course of servicing such Mortgage Loans and (ii) arrange with a Mortgagor a schedule for the payment of interest due and unpaid; provided that such arrangement is consistent with the
                         --------
Servicer's policies with respect to the home equity loans it owns or services; provided, further, that notwithstanding such arrangement such Mortgage Loans
--------  -------
will be included in the information regarding delinquent Mortgage Loans set forth in the Servicing Certificate and monthly statement to Noteholders pursuant to Section 4.01.

        (b) The Indenture Trustee shall establish and maintain a trust account (the "Collection Account") titled "The First National Bank of Chicago as Indenture Trustee, in trust for the registered holders of Revolving Home Equity Loan Asset-Backed Notes, Series 1998-1 and Ambac Assurance Corporation." The Collection Account shall be an Eligible Account. The Servicer shall on the Closing Date deposit into the Collection Account any amounts representing payments on, and any collections in respect of, the Initial Mortgage Loans received after the applicable Cut-Off Date and prior to the Closing Date (exclusive of payments in respect of accrued interest due on or prior to such Cut-Off Date and with respect to interest payments on the Initial Mortgage Loans, an amount equal to interest at the Class A Note Rate, interest at the

Class S Note Rate, the Indenture Trustee's fee, the Owner Trustee's fee and the Premium Fee for a period of 21 days, and thereafter the Servicer, or the Sponsor, as the case may be, shall deposit into the Collection Account within two Business Days following receipt thereof the following payments and collections received or made by it (without duplication):

                (i)     all collections on and in respect of the Mortgage Loans;

                (ii) the amounts, if any, deposited to the Collection Account pursuant to Section 3.04;

                (iii)   Net Liquidation Proceeds;

                (iv) Insurance Proceeds (including, for this purpose, any amount required to be credited by the Servicer pursuant to the last sentence of Section 3.04 and excluding the portion thereof, if any, that has been applied to the restoration or repair of the related Mortgaged Property or released to the related Mortgagor in accordance with the normal servicing procedures of the Servicer);

                (v)     any amounts required to be deposited therein pursuant to
        Section 7.01;

                (vi) any amounts transferred from the Capitalized Interest Account pursuant to Section 8.8 of the Indenture;

                (vii) amounts transferred from the Funding Account pursuant to Sections 8.7(c)(i) and 8.7(c)(iii)(C) of the Indenture;

                (viii)  any Transfer Deposit Amounts; and

                (ix)    any amounts drawn under the Policy pursuant to Section
        4.02;

provided, however, that with respect to each Collection Period, the Servicer
--------  -------
shall be permitted to retain from payments in respect of interest on the Mortgage Loans, the Servicing Fee for such Collection Period. The foregoing requirements respecting deposits to the Collection Account are exclusive, it being understood that, without limiting the generality of the foregoing, the Servicer need not deposit in the Collection Account amounts representing Foreclosure Profits, fees (including annual fees) or late charge penalties payable by Mortgagors, or amounts received by the Servicer for the accounts of Mortgagors for application towards the payment of taxes, insurance premiums, assessments, excess pay off amounts and similar items. The Servicer shall remit all Foreclosure Profits to the Sponsor.

        The Indenture Trustee shall hold amounts deposited in the Collection Account as trustee for the Noteholders and for the Credit Enhancer. The Servicer shall notify the Indenture Trustee and the Credit Enhancer in writing on each Determination Date of the amount of payments and collections in the Collection Account allocable to Interest Collections and Principal Collections for the related Distribution Date. Following such notification, the Servicer shall be entitled to withdraw from the Collection Account and retain any amounts that constitute income and gain realized from the investment of such payments and collections.

        At the direction of the Servicer, the Indenture Trustee shall invest funds in the Collection Account in Eligible Investments. All income and gain realized from any investment in Eligible Investments of funds in the Collection Account shall be for the benefit of the Servicer and shall be subject to its withdrawal from time to time. The amount of any losses incurred in respect of the principal amount of any such investments shall be deposited in the Collection Account by the Servicer out of its own funds immediately as realized.

        Section 3.03.   Withdrawals from the Collection Account.
                        ---------------------------------------
From time to time, withdrawals may be made from the Collection Account by the Servicer for the following purposes:

                (i) If not received by the Servicer pursuant to Section 3.02(b), to the Servicer as payment for its Servicing Fee pursuant to
        Section 3.08;

                (ii) To pay to the Servicer amounts on deposit in the Collection Account that are not to be included in the distributions and payments pursuant to Section 8.3 of the Indenture to the extent provided by the second to the last and the last paragraph of Section 3.02(b);

                (iii) To make or to permit the Paying Agent to make distributions and payments pursuant to Section 8.3 of the Indenture;

                (iv) Prior to the Collection Period preceding the Rapid Amortization Commencement Date, to pay to the Sponsor the amount of any Additional Balances as and when created during the related Collection Period, provided, that the aggregate amount so paid to the Sponsor in respect of Additional Balances at any time during any Collection Period shall not exceed the amount of Principal Collections theretofore received for such Collection Period;

                (v)     To make deposits to the Funding Account pursuant to
        Section 8.7 of the Indenture;

                (vi) To pay to the Servicer any Liquidation Expenses not reimbursed prior to the deposit of Net Liquidation Proceeds to the Collection Account;

                (vii) Upon termination of the Trust, to make any payments required by Section 7.01.

        If the Servicer deposits in the Collection Account any amount not required to be deposited therein or any amount in respect of payments by Mortgagors made by checks subsequently returned for insufficient funds or other reason for non-payment it may at any time withdraw such amount from the Collection Account, and any such amounts shall not be included in the amounts to be deposited in the Collection Account pursuant to Section 3.02(b), any provision herein to the contrary notwithstanding.

        Section 3.04.   Maintenance of Hazard Insurance; Property Protection
                        ----------------------------------------------------
Expenses . The Servicer shall cause to be maintained for each Mortgage Loan
--------
hazard insurance naming the Servicer or the related subservicer as loss payee thereunder providing extended coverage in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements securing such Mortgage Loan from time to time or (ii) the combined principal balance owing on such Mortgage Loan and any mortgage loan senior to such Mortgage Loan from time to time. The Servicer shall also maintain on property acquired upon foreclosure, or by deed in lieu of foreclosure, hazard insurance with extended coverage in an amount which is at least equal to the lesser of (i) the maximum insurable value from time to time of the improvements which are a part of such property or (ii) the combined principal balance owing on such Mortgage Loan and any mortgage loan senior to such Mortgage Loan at the time of such foreclosure or deed in lieu of foreclosure plus accrued interest and the good-faith estimate of the Servicer of related Liquidation Expenses to be incurred in connection therewith. Amounts collected by the Servicer under any such policies shall be deposited in the Collection Account to the extent called for by Section 3.02. In cases in which any Mortgaged Property is located in a federally designated flood area, the hazard insurance to be maintained for the related Mortgage Loan shall include flood insurance. All such flood insurance shall be in such amounts as are required under applicable guidelines of the Federal Flood Emergency Act. The Servicer shall be under no obligation to require that any Mortgagor maintain earthquake or other additional insurance and shall be under no obligation itself to maintain any such additional insurance on property acquired in respect of a Mortgage Loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. If the Servicer shall obtain and maintain a blanket policy consistent with prudent industry standards insuring against hazard losses on all of the Mortgage Loans in an aggregate amount prudent under industry standards, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.04 and if there shall have been a loss which would have been covered by such policy, deposit in the Collection Account, as the case may be, the amount not otherwise payable under the blanket policy because of any deductible clause.

        Section 3.05.   Assumption and Modification Agreements.
                        --------------------------------------
In any case in which a Mortgaged Property has been or is about to be conveyed by the Mortgagor, the Servicer shall exercise its right to accelerate the maturity of such Mortgage Loan consistent with the then current practice of the Servicer and without regard to the inclusion of such Mortgage Loan in the Trust. If it elects not to enforce its right to accelerate or if it is prevented from doing so by applicable law, the Servicer (so long as such action conforms with the underwriting standards generally acceptable in the industry at the time for new origination) is authorized to take or enter into an assumption and modification agreement from or with the Person to whom such Mortgaged Property has been or is about to be conveyed, pursuant to which such Person becomes liable under the Loan Agreement and, to the extent permitted by applicable law, the Mortgagor remains liable thereon. The Servicer shall notify the Indenture Trustee that any assumption and modification agreement has been completed by delivering to the Indenture Trustee an Officer's Certificate signed by a Servicing Officer certifying that such agreement is in compliance with this
Section 3.05 and by forwarding to the Indenture Trustee or to the applicable Custodian, as agent for the Indenture Trustee, the original copy of such assumption and modification agreement. Any such assumption and modification agreement shall, for all purposes, be considered a part of the related Mortgage File to the same extent as all other documents and instruments constituting a part thereof. No change in the terms of the related Loan Agreement may be made by the Servicer in connection with any such assumption to the extent that such change would not be permitted to be made in respect of the original Loan

Agreement pursuant to the fourth paragraph of Section 3.01(a). Any fee collected by the Servicer for entering into any such agreement will be retained by the Servicer as additional servicing compensation.

        Section 3.06.   Realization Upon Defaulted Mortgage Loans; Repurchase of
                        --------------------------------------------------------
Certain Mortgage Loans. The Servicer shall foreclose upon or otherwise
----------------------
comparably convert to ownership Mortgaged Properties securing such of the Mortgage Loans as come into and continue in default when, in the opinion of the Servicer based upon the practices and procedures referred to in the following sentence, no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.02; provided that if the Servicer has actual knowledge or reasonably believes that any Mortgaged Property is affected by hazardous or toxic wastes or substances and that the acquisition of such Mortgaged Property would not be commercially reasonable, then the Servicer will not cause the Trust to acquire title to such Mortgaged Property in a foreclosure or similar proceeding. In connection with such foreclosure or other conversion, the Servicer shall follow such practices (including, in the case of any default on a related senior mortgage loan, the advancing of funds to correct such default) and procedures as it shall deem necessary or advisable and as shall be normal and usual in its general mortgage servicing activities. The foregoing is subject to the proviso that the Servicer shall not be required to incur any Liquidation Expenses or to otherwise expend its own funds in connection with any foreclosure or towards the correction of any default on a related senior mortgage loan or restoration of any property unless it shall determine that such expenditure will increase Net Liquidation Proceeds.

        In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Indenture Trustee, or to its nominee on behalf of the Trust.

        The Servicer, in its sole discretion, shall have the right but not the obligation to purchase for its own account from the Trust any Mortgage Loan which is 91 days or more delinquent. The price for any Mortgage Loan purchased hereunder (which shall be at a purchase price equal to the Loan Purchase Price thereof), shall be deposited in the Collection Account and the Indenture Trustee, upon receipt of a certificate from the Servicer in the form of Exhibit C-1 hereto, shall release or cause to be released to the Servicer the related Mortgage File and shall execute and deliver such instruments of transfer or assignment prepared by the Servicer, in each case without recourse, representation or warranty, as shall be necessary to vest in the purchaser of such Mortgage Loans any Mortgage Loans released pursuant hereto and the Servicer shall succeed to all the Indenture Trustee's right, title and interest in and to such Mortgage Loans and all security and documents related thereto. Such assignment shall be an assignment outright and not for security. The Servicer shall thereupon own such Mortgage Loans, and all security and documents, free of any further obligation to the Indenture Trustee, the Credit Enhancer or the Securityholders with respect thereto.

        Section 3.07.   Indenture Trustee to Cooperate. On or before each
                        ------------------------------
Distribution Date, the Servicer will notify the Indenture Trustee of the payment in full of the Asset Balance of any Mortgage Loan during the preceding Collection Period, which notification shall be by a certification (which certification shall include a statement to the effect that all amounts received in connection with such payment which are required to be deposited in the Collection Account pursuant to Section 3.02 have been so deposited or credited) of a Servicing Officer. Upon any such payment in full, the Servicer is authorized to execute, pursuant to the authorization contained in Section 3.01, if the assignments of Mortgage have been recorded as required hereunder, an instrument of satisfaction regarding the related Mortgage, which instrument of satisfaction shall be recorded by the Servicer if required by applicable law and be delivered to the Person entitled thereto. It is understood and agreed that no expenses incurred in connection with such instrument of satisfaction or transfer shall be reimbursed from amounts deposited in the Collection Account. If the Indenture Trustee is holding the Mortgage Files, from time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, or in connection with the payment in full of the Asset Balance of any Mortgage Loan shall, upon request of the Servicer and delivery to the Indenture Trustee of a Request for Release substantially in the form attached hereto as Exhibit C signed by a Servicing Officer, release the related Mortgage File to the Servicer and the Indenture Trustee shall execute such documents, in the forms provided by the Servicer, as shall be necessary to the prosecution of any such proceedings or the taking of other servicing actions. Such trust receipt shall obligate the Servicer to return the Mortgage File to the Indenture Trustee when the need therefor by the Servicer no longer exists unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a certificate of a Servicing Officer similar to that hereinabove specified, the trust receipt shall be released by the Indenture Trustee or such Custodian to the Servicer.

        In order to facilitate the foreclosure of the Mortgage securing any Mortgage Loan that is in default following recordation of the Assignments of Mortgage in accordance with the provisions hereof, the Indenture Trustee shall, if so requested in writing by the Servicer, execute an appropriate assignment in the form provided to the Indenture Trustee by the Servicer to assign such Mortgage Loan for the purpose of collection to the Servicer or to the related subservicer (any such assignment shall unambiguously indicate that the assignment is for the purpose of collection only), and, upon such assignment, the Servicer will thereupon bring all required actions in its own name and otherwise enforce the terms of the Mortgage Loan and deposit the Net Liquidation Proceeds, exclusive of Foreclosure Profits, received with respect thereto in the Collection Account. In the event that all delinquent payments due under any such Mortgage Loan are paid by the Mortgagor and any other defaults are cured, then the Servicer shall promptly reassign such Mortgage Loan to the Indenture Trustee and return the related Mortgage File to the place where it was being maintained.

        Section 3.08.   Servicing Compensation; Payment of Certain Expenses by
                        ------------------------------------------------------
Servicer. The Servicer shall be entitled to receive the Servicing Fee pursuant
--------
to Section 3.03 as compensation for its services in connection with servicing the Mortgage Loans. Moreover, additional servicing compensation in the form of late payment charges or other receipts not required to be deposited in the Collection Account (other than Foreclosure Profits) shall be retained by the Servicer. The Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder (including payment of all other fees and expenses not expressly stated hereunder to be for the account of the Securityholders) and shall not be entitled to reimbursement therefor except as specifically provided herein. Liquidation Expenses are reimbursable to the Servicer solely from related Liquidation Proceeds.

        Section 3.09.   Annual Statement as to Compliance.
                        ---------------------------------
        (a) The Servicer will deliver to the Indenture Trustee, the Credit Enhancer and the Rating Agencies, on or before March 31 of each year, beginning March 31, 1999, an Officer's Certificate stating that (i) a review of the activities of the Servicer during the preceding fiscal year (or such shorter period as is applicable in the case of the first report) and of its performance under this Agreement has been made under such officer's supervision and (ii) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all of its material obligations under this Agreement throughout such fiscal year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

        (b) The Servicer shall deliver to the Indenture Trustee, the Credit Enhancer and each of the Rating Agencies, promptly after having obtained knowledge thereof, but in no event later than five Business Days thereafter, written notice by means of an Officer's Certificate of any event which with the giving of notice or the lapse of time or both, would become an Event of Servicing Termination.

        Section 3.10.   Annual Servicing Report. On or before March 31 of each
                        -----------------------
year, beginning March 31, 1999, the Servicer, at its expense, shall cause a firm of nationally recognized independent public accountants (who may also render other services to the Servicer) to furnish a report to the Indenture Trustee, the Credit Enhancer and each Rating Agency to the effect that such firm has examined certain documents and records relating to the servicing of mortgage loans during the most recent fiscal year then ended under pooling and servicing agreements (substantially similar to this Agreement, including this Agreement), that such examination was conducted substantially in compliance with the audit guide for audits of non-supervised mortgagees approved by the Department of Housing and Urban Development for use by independent public accountants (to the extent that the procedures in such audit guide are applicable to the servicing obligations set forth in such agreements) and that such examination has disclosed no items of noncompliance with the provisions of this Agreement which, in the opinion of such firm, are material, except for such items of noncompliance as shall be set forth in such report.

        Section 3.11.   Annual Opinion of Counsel. On or before March 31 of
                        -------------------------
each year, beginning March 31, 1999, the Sponsor, at its expense, shall deliver to the Indenture Trustee and the Credit Enhancer the applicable Opinion of Counsel specified in Exhibit B hereto.

        Section 3.12.   Access to Certain Documentation and Information
                        -----------------------------------------------
Regarding the Mortgage Loans.
----------------------------

        (a) The Servicer shall provide to the Indenture Trustee, the Credit Enhancer, any Noteholders that are federally insured savings and loan associations, the Office of Thrift Supervision, successor to the Federal Home Loan Bank Board, the FDIC and the supervisory agents and examiners of the Office of Thrift Supervision access to the documentation regarding the Mortgage Loans required by applicable regulations of the Office of Thrift Supervision and the FDIC (acting as operator of the SAIF or the BIF), such access being afforded without charge but only upon reasonable request and during normal business hours at the offices of the Servicer.

Nothing in this Section 3.12 shall derogate from the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors and the failure of the Servicer to provide access as provided in this Section 3.12 as a result of such obligation shall not constitute a breach of this Section 3.12.

        (b) The Servicer shall supply information in such form as the Indenture Trustee shall reasonably request to the Indenture Trustee and the Paying Agent, on or before the start of the Determination Date preceding the related Distribution Date, as is required in the Indenture Trustee's reasonable judgment to enable the Paying Agent or the Indenture Trustee, as the case may be, to make required distributions and to furnish the required reports to Noteholders and to make any claim under the Policy.

        Section 3.13.   Maintenance of Certain Servicing Insurance Policies.
                        ---------------------------------------------------
The Servicer shall during the term of its service as servicer maintain in force
(i) a policy or policies of insurance covering errors and omissions in the performance of its obligations as master servicer hereunder and (ii) a fidelity bond in respect of its officers, employees or agents. Each such policy or policies and bond together shall comply with the requirements from time to time of the Federal National Mortgage Association for persons performing servicing for mortgage loans purchased by such Association.

        Section 3.14.   Reports to the Securities and Exchange Commission.
                        -------------------------------------------------
The Indenture Trustee shall, on behalf of the Trust, cause to be filed with the Securities and Exchange Commission any periodic reports required to be filed under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder. Upon the request of the Indenture Trustee, each of the Servicer and the Sponsor shall cooperate with the Indenture Trustee in the preparation of any such report and shall provide to the Indenture Trustee in a timely manner all such information or documentation as the Indenture Trustee may reasonably request in connection with the performance of its duties and obligations under this Section.

        Section 3.15.   Tax Returns.
                        -----------
In accordance with Section 2.09 hereof, the Servicer shall prepare and file any Federal, State or local income and franchise tax return for the Trust as well as any other applicable return and apply for a taxpayer identification number on behalf of the Trust as provided in Article V of the Trust Agreement, including, without limitation, forms 1099 and 1065. The Sponsor shall treat the Mortgage Loans as its property for all Federal, State or local tax purposes and shall report all income earned thereon (including amounts payable as fees to the Servicer) as its income for income tax purposes. In the event the Trust shall be required pursuant to an audit or administrative proceeding or change in applicable regulations to file Federal, State or local tax returns, the Servicer shall prepare and file or shall cause to be prepared and filed any tax returns required to be filed by the Trust; the Indenture Trustee shall promptly sign such returns and deliver such returns after signature to the Servicer and such returns shall be filed by the Servicer. The Indenture Trustee shall also prepare or shall cause to be prepared all tax information required by law to be distributed to Noteholders. In no event shall the Indenture Trustee or the Servicer be liable for any liabilities, costs or expenses of the Trust, the Noteholders, the Certificateholders or the Note Owners arising under any tax law, including, without limitation, Federal, state or local income and franchise or excise taxes or any other tax imposed on or measured by income (or any interest or penalty with respect thereto or arising from a failure to comply therewith).

        Section 3.16.   Information Required by the Internal Revenue Service
                        ----------------------------------------------------
Generally and Reports of Foreclosures and Abandonments of Mortgaged Property.
----------------------------------------------------------------------------
The Servicer shall prepare and deliver all federal and state information reports when and as required by all applicable state and federal income tax laws. In particular, with respect to the requirement under Section 6050J of the Code to the effect that the Servicer shall make reports of foreclosures and abandonments of any mortgaged property for each year beginning in 1999, the Servicer shall file reports relating to each instance occurring during the previous calendar year in which the Servicer (i) on behalf of the Indenture Trustee acquires an interest in any Mortgaged Property through foreclosure or other comparable conversion in full or partial satisfaction of a Mortgage Loan, or (ii) knows or has reason to know that any Mortgaged Property has been abandoned. The reports from the Servicer shall be in form and substance sufficient to meet the reporting requirements imposed by Section 6050J.

                                  ARTICLE IV

                             Servicing Certificate

        Section 4.01.   Servicing Certificate. Not later than each Determination
                        ---------------------
Date, the Servicer shall deliver (a) to the Indenture Trustee, the Statement to Noteholders required to be prepared pursuant to Section 8.5 of the Indenture and
(b) to the Indenture Trustee, the Sponsor, the Paying Agent, the Credit Enhancer and each Rating Agency a Servicing Certificate (in written form or the form of computer readable media or such other form as may be agreed to by the Indenture Trustee and the Servicer), together with an Officer's Certificate to the effect that such Servicing Certificate is true and correct in all material respects, stating the related Collection Period, Distribution Date, the series number of the Notes, the date of this Agreement, and:

                (i) the aggregate amount of collections received on the Mortgage Loans on or prior to the Determination Date in respect of such Collection Period;

                (ii) the aggregate amount of (a) Interest Collections and (b) Principal Collections for such Collection Period;

                (iii) the Floating Allocation Percentage and the Fixed Allocation Percentage for such Collection Period;

                (iv) the Noteholders' Interest Collections and Principal Collections allocated to the Notes for such Collection Period;

                (v) the Certificateholders' Interest Collections and Certificateholders' Principal Collections for such Collection Period;

                (vi) Class A Note Interest, the Class A Note Rate and the Class S Note Interest for the related Interest Period;

                (vii) the amount, if any, of such Class A Note Interest or Class S Note Interest that is not payable on account of insufficient Noteholders' Interest Collections;

                (viii) the portion of the Unpaid Class A Note Interest Shortfall and the portion of the Unpaid Class S Note Interest Shortfall, if any, and the amount of interest on such shortfall at the Note Rate applicable from time to time (separately stated) to be distributed on such Distribution Date;

                (ix) the Unpaid Class A Note Interest Shortfall and the Unpaid Class S Note Interest Shortfall, if any, to remain after the distribution on such Distribution Date;

                (x) the Accelerated Principal Distribution Amount and the portion thereof that will be distributed pursuant to Section 8.3(a)(viii) of the Indenture;

                (xi) the Scheduled Principal Collections Distribution Amount, separately stating the components thereof;

                (xii) the amount of any Transfer Deposit Amount paid by the Sponsor pursuant to Section 2.03 or 2.05;

                (xiii) any accrued and unpaid Servicing Fees for previous Collection Periods and the Servicing Fee for such Collection Period;

                (xiv)   the Loss Amount for such Collection Period;

                (xv) the aggregate amount, if any, of Loss Reduction Amounts for previous Distribution Dates that have not been previously reimbursed to Class A Noteholders pursuant to 8.3(a)(iv) of the Indenture;

                (xvi) the Pool Balance as of the end of the preceding Collection Period and as of the end of the second preceding Collection Period;

                (xvii) the Invested Amount as of the end of the preceding Collection Period;

                (xviii) the Class A Note Principal Balance, the Class S Notional Amount and Pool Factor after giving effect to the distribution on such Distribution Date and to any reduction on account of the Loss Amount;

                (xix) the Certificate Principal Balance after giving effect to the distribution on such Distribution Date;

                (xx) the aggregate amount of Additional Balances created during the previous Collection Period;

                (xxi) the number and aggregate Asset Balances of Mortgage Loans (x) as to which the Minimum Monthly Payment is delinquent for 30-59 days, 60-89 days and 90 or more days, respectively and (y) that have become REO, in each case as of the end of the preceding Collection Period;

                (xxii) whether a Rapid Amortization Event has occurred since the prior Determination Date, specifying each such Rapid Amortization Event if one has occurred;

                (xxiii) whether an Event of Servicing Termination has occurred since the prior Determination Date, specifying each such Event of Servicing Termination if one has occurred;

                (xxiv) the amount to be distributed to the Credit Enhancer pursuant to Section 8.3(a)(v), Section 8.3(a)(vi) and Section 8.3(a)(ix) of the Indenture, stated separately;

                (xxv) the amount to be distributed to the Spread Account pursuant to Section 8.3(a)(vii) of the Indenture;

                (xxvi) the Guaranteed Principal Distribution Amount, if any, for such Distribution Date;

                (xxvii) the Credit Enhancement Draw Amount, if any, for such Distribution Date;

                (xxviii) the amount to be distributed to the Certificateholders pursuant to Section 8.3(a)(xiv) of the Indenture;

                (xxix)  the amount to be paid to the Servicer pursuant to
        Section 8.3(a)(xi) of the Indenture;

                (xxx) the Maximum Rate for the related Collection Period and the Weighted Average Net Loan Rate;

                (xxxi) the total amount of funds on deposit in the Spread Account, the amount to be transferred from the Spread Account to the Collection Account pursuant to Section 4.03(b) and the applicable Spread Account Maximum;

                (xxxii) the Overcollateralization Amount after giving effect to the distribution to be made on such Distribution Date;

                (xxxiii) the number and Asset Balances of any Mortgage Loans retransferred to the Sponsor pursuant to Section 2.07;

                (xxxiv) the amount of Principal Collections to be deposited in the Funding Account in respect of such Distribution Date pursuant to
        Section 8.7(a) of the Indenture;

                (xxxv) the amount on deposit in the Funding Account as of such Distribution Date and transfers of funds required by Section 8.7(c) of the Indenture;

                (xxxvi) the aggregate of the Asset Balances of the Subsequent Mortgage Loans purchased on the related Subsequent Transfer Dates; and

                (xxxvii) whether the Distribution Date following the next Determination Date is expected to be a Subsequent Transfer Date and a reasonable management estimate of the aggregate Asset Balances of such intended Subsequent Mortgage Loans.

The Indenture Trustee shall conclusively rely upon the information contained in a Servicing Certificate for purposes of making distributions pursuant to Section
8.3 of the Indenture, shall have no duty to inquire into such information and shall have no liability in so relying. The format and content of the Servicing Certificate may be modified by the mutual agreement of the Servicer, the Indenture Trustee and the Credit Enhancer. The Servicer shall give notice of any such change to the Rating Agencies.

        Section 4.02.  Claims upon the Policy.
                       ----------------------

        (a) If, by the close of business on the Determination Date prior to a Distribution Date, the sum of Noteholders' Interest Collections, Principal Collections distributable to Noteholders, amounts available from the Capitalized Interest Account, the Funding Account and amounts on deposit in the Spread Account are insufficient after the allocation of Certificateholders' Interest Collections and Certificateholders' Principal Collections in accordance with
Section 8.3(c) of the Indenture to pay the Guaranteed Distribution on such Distribution Date, then the Indenture Trustee shall give notice (the "Note Policy Claim Amount") to the Credit Enhancer by telephone or telecopy of the amount equal to the Credit Enhancement Draw Amount. Such notice of such sum shall be confirmed in writing to the Credit Enhancer at or before 2:00 p.m., New York City time, on the Business Day immediately following such Determination Date. Following receipt by the Credit Enhancer of such notice in such form, the Credit Enhancer will pay to the Indenture Trustee for deposit into the Collection Account the amount payable under the Policy on the later to occur of
(i) 12:00 a.m. New York City time, on the Business Day next succeeding receipt of such notice and (ii) 12:00 a.m., New York City time, on the Business Day immediately preceding the Distribution Date to which such deficiency relates.

        (b) The Indenture Trustee shall keep a complete and accurate record of the amount of interest and principal paid in respect of any Note from monies received under the Policy. The Credit Enhancer shall have the right to inspect such records at reasonable times during normal business hours upon one Business Day's prior notice to the Indenture Trustee.

        (c) The Indenture Trustee shall promptly notify the Credit Enhancer of any proceeding or the institution of any action, of which a Responsible Officer of the Indenture Trustee has actual knowledge, seeking the avoidance as a preferential transfer under applicable bankruptcy, insolvency, receivership or similar law (a "Preference Claim") of any distribution made with respect to the Notes. Each Noteholder by its purchase of such Notes, the Servicer, the Sponsor and the Indenture Trustee hereby agree that, the Credit Enhancer (so long as no Credit Enhancer Default exists) may at any time during the continuation of any proceeding relating to a Preference Claim direct all matters relating to such Preference Claim, including, without limitation, (i) the direction of any appeal of any order relating to such Preference Claim and (ii) the posting of any surety, supersedeas or performance bond pending any such appeal. In addition and without limitation of the foregoing, the Credit Enhancer shall be subrogated to the rights of the Servicer, the Sponsor, the Indenture Trustee and each Noteholder in the conduct of any such Preference Claim, including, without limitation, all rights of any party to an adversary proceeding action with respect to any court order issued in connection with any such Preference Claim.

        Section 4.03.  Spread Account.
                       --------------

        (a) The Indenture Trustee shall establish and maintain a separate trust account (the "Spread Account") titled "The First National Bank of Chicago, as Indenture Trustee, in trust for the registered holders of Revolving Home Equity Loan Asset Backed Notes, Series 1998-1, Class A and Class S Notes and Ambac Assurance Corporation" The Spread Account shall be an Eligible Account. Amounts on deposit in the Spread Account will, at the direction of the Servicer, be invested in Eligible Investments maturing no later than the day before the next Distribution Date.

        All income and gain realized from any investment of funds in the Spread Account shall be considered part of the Spread Account until the Spread Account Maximum is reached. Following that point all earnings shall go to the Sponsor. The Sponsor will report for Federal, state and local income tax purposes the income, if any, represented by the Spread Account.

        (b)  On each Determination Date the Indenture Trustee shall determine
(i) the extent to which Noteholders' Interest Collections and amounts available in the Capitalized Interest Account pursuant to Section 8.8 of the Indenture are insufficient after the allocation of Certificateholders' Interest Collections and Certificateholders' Principal Collections in accordance with Section 8.3(c) of the Indenture to make distributions as provided in clauses (i) and (ii) of
Section 8.3(a) of the Indenture and (ii) the Guaranteed Principal Distribution Amount for the related Distribution Date. On each Distribution Date the Indenture Trustee shall withdraw from the Spread Account and deposit into the Collection Account the lesser of the amount on deposit in the Spread Account and an amount equal to the sum of the amounts, if any, determined in clauses (i) and
(ii) of the preceding sentence as per the Servicing Certificate for such Distribution Date.

        (c) Following the termination of the Trust pursuant to Section 7.01 hereof or Section 12.1 of the Indenture, the Indenture Trustee shall withdraw all amounts then on deposit in the Spread Account pursuant to the Indenture. If on any Distribution Date the amount on deposit in the Spread Account exceeds the Spread Account Maximum, the Indenture Trustee shall withdraw such excess and distribute it to the Sponsor.

        Section 4.04.   Effect of Payments by the Credit Enhancer; Subrogation.
                        ------------------------------------------------------
Anything herein to the contrary notwithstanding, any payment with respect to principal of or interest on any of the Notes which is made with monies received pursuant to the terms of the Policy shall not (for purposes of this subrogation provision only) be considered payment of such Notes from the Trust and shall not result in the payment of or the provision for the payment of the principal of or interest on such Notes within the meaning of Section 8.3 of the Indenture. The Sponsor, the Servicer and the Indenture Trustee acknowledge, and each Holder by its acceptance of a Note agrees, that without the need for any further action on the part of the Credit Enhancer, the Sponsor, the Servicer, the Indenture Trustee or the Certificate Registrar (a) to the extent the Credit Enhancer makes payments, directly or indirectly, on account of principal of or interest on any Notes to the Holders of such Notes, the Credit Enhancer will be fully subrogated to the rights of such Holders to receive such principal and interest from the Trust and (b) the Credit Enhancer shall be paid such principal and interest but only from the sources and in the manner provided herein for the payment of such principal and interest.

        The Indenture Trustee and the Servicer shall cooperate in all respects with any reasonable request by the Credit Enhancer for action to preserve or enforce the Credit Enhancer's rights or interests under this Agreement without limiting the rights or affecting the interests of the Noteholders and Certificateholders as otherwise set forth herein.

                                   ARTICLE V

                          The Servicer and the Sponsor

        Section 5.01.   Liability of the Servicer and the Sponsor. The Servicer
                        -----------------------------------------
shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Servicer herein. The Sponsor shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Sponsor.

        Section 5.02.   Merger or Consolidation of, or Assumption of the
                        ------------------------------------------------
Obligations of, the Servicer or the Sponsor. Any corporation into which the
-------------------------------------------
Servicer or the Sponsor may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Servicer or the Sponsor shall be a party, or any corporation succeeding to the business of the Servicer or the Sponsor, shall be the successor of the Servicer or the Sponsor, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

        Section 5.03.   Limitation on Liability of the Servicer and Others.
                        --------------------------------------------------
Neither the Servicer nor any of the directors or officers or employees or agents of the Servicer shall be under any liability to the Trust or the Securityholders for any action taken or for refraining from the taking of any action by the Servicer in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the
             --------  -------
Servicer or any such Person against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties of the Servicer or by reason of reckless disregard of obligations and duties of the Servicer hereunder. The Servicer and any director or officer or employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person
                     ----- -----
respecting any matters arising hereunder. The Servicer and any director or officer or employee or agent of the Servicer shall be indemnified by the Trust and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Notes, other than any loss, liability or expense related to any specific Mortgage Loan (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of its willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of its reckless disregard of obligations and duties hereunder. The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to duties to service the Mortgage Loans in accordance with this Agreement, and which in its opinion may involve it in any expense or liability; provided, however, that the
                                                    --------  -------
Servicer may in its sole discretion undertake any such action which it may deem necessary or desirable in respect of this Agreement, and the rights and duties of the parties hereto and the interests of the Securityholders hereunder. In such event, the reasonable legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust and the Servicer shall only be entitled to be reimbursed therefor pursuant to Section 8.3(a)(xi) of the Indenture. The Servicer's right to indemnity or reimbursement pursuant to this Section 5.03 shall survive any resignation or termination of the Servicer pursuant to Section 5.04 or 6.01 with respect to any losses, expenses, costs or liabilities arising prior to such resignation or termination (or arising from events that occurred prior to such resignation or termination).

        Section 5.04.   Servicer Not to Resign. Subject to the provisions of
                        ----------------------
Section 5.02, the Servicer shall not resign from the obligations and duties hereby imposed on it except (i) upon determination that the performance of its obligations or duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it or its subsidiaries or Affiliates, the other activities of the Servicer so causing such a conflict being of a type and nature carried on by the Servicer or its subsidiaries or Affiliates at the date of this Agreement or (ii) upon satisfaction of the following conditions: (a) the Servicer has proposed a successor servicer to the Indenture Trustee and the Credit Enhancer in writing and such proposed successor servicer is reasonably acceptable to the Indenture Trustee; (b) each Rating Agency shall have delivered a letter to the Indenture Trustee and the Credit Enhancer prior to the appointment of the successor servicer stating that the proposed appointment of such successor servicer as Servicer hereunder will not result in the qualification, reduction or withdrawal of the then current rating of the Notes without regard to the Policy; and (c) such proposed successor servicer is reasonably acceptable to the Credit Enhancer, as evidenced by a letter to the Indenture Trustee; provided, however, that no such resignation by the Servicer
                   --------  -------
shall become effective until the Indenture Trustee or successor servicer designated by the Servicer as provided above shall have assumed the Servicer's responsibilities and obligations hereunder or the Indenture Trustee shall have designated a successor servicer in accordance with Section 6.02. Any such resignation shall not relieve the Servicer of responsibility for any of the obligations specified in Sections 6.01 and 6.02 as obligations that survive the resignation or termination of the Servicer. Any such determination permitting the resignation of the Servicer pursuant to clause (i) above shall be evidenced by an Opinion of Counsel to such effect delivered to the Indenture Trustee and the Credit Enhancer. The Servicer shall have no claim (whether by subrogation or otherwise) or other action against any Securityholder for any amounts paid by the Servicer pursuant to any provision of this Agreement.

        Section 5.05.   Delegation of Duties. In the ordinary course of
                        --------------------
business, the Servicer at any time may delegate any of its duties hereunder to any Person, including any of its Affiliates, or any subservicer referred to in
Section 3.01, who agrees to conduct such duties in accordance with standards comparable to those with which the Servicer complies pursuant to Section 3.01. Such delegation shall not relieve the Servicer of its liabilities and responsibilities with respect to such duties and shall not constitute a resignation within the meaning of Section 5.04.

        Section 5.06.   Indemnification of the Trust by the Servicer. The
                        --------------------------------------------
Servicer shall indemnify and hold harmless the Trust, the Owner Trustee and the Indenture Trustee from and against any loss, liability, expense, damage or injury suffered or sustained by reason of the Servicer's activities or omissions in servicing or administering the Mortgage Loans that are not in accordance with this Agreement, including, but not limited to, any judgment, award, settlement, reasonable attorneys' fees and other costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim. Any such indemnification shall not be payable from the assets of the Trust. The provisions of this indemnity shall run directly to and be enforceable by an injured party subject to the limitations hereof. The provisions of this Section 5.06 shall survive termination of this Agreement.

        Section 5.07.   Indemnification of the Trust by the Sponsor.
                        -------------------------------------------
Notwithstanding anything to the contrary contained herein, the Sponsor (i) agrees to be liable directly to the injured party for the entire amount of any losses, claims, damages, liabilities and expenses of the Trust (other than those attributable to a Noteholder as a result of defaults on the Mortgage Loans) to the extent that the Sponsor would be liable if the Trust were a partnership under the Delaware Revised Uniform Limited Partnership Act in which the Sponsor was a general partner and (ii) shall indemnify and hold harmless the Trust, the Owner Trustee and the Indenture Trustee from and against any loss, liability, expense, damage, claim or injury (other than those attributable to a Noteholder as a result of defaults on the Mortgage Loans) arising out of or based on this Agreement by reason of any acts, omissions, or alleged acts or omissions arising out of activities of the Trust, the Owner Trustee or the Indenture Trustee, or the actions of the Servicer, including, but not limited to, amounts payable to the Servicer pursuant to Section 5.03, any judgment, award, settlement, reasonable attorneys' fees and other costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim; provided that the Sponsor shall not indemnify the Owner Trustee or the Indenture
--------
Trustee (but shall indemnify any other injured party) if such loss, liability, expense, damage or injury is due to the Owner Trustee's or the Indenture Trustee's willful malfeasance, bad faith or gross negligence or by reason of the Owner Trustee's or the Indenture Trustee's reckless disregard of its obligations hereunder. The provisions of this indemnity shall run directly to and be enforceable by an injured party subject to the limitations hereof.

        Section 5.08.   Limitation on Liability of the Sponsor. None of the
                        --------------------------------------
directors or officers or employees or agents of the Sponsor shall be under any liability to the Trust, the Owner Trustee or the Indenture Trustee or the Securityholders, it being expressly understood that all such liability is expressly waived and released as a condition of, and as consideration for, the execution of this Agreement and the issuance of the Notes; provided, however,
                                                           --------  -------
that this provision shall not protect any such Person against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of the duties hereunder. Except as provided in Section 5.07, the Sponsor shall not be under any liability to the Trust, the Owner Trustee or the Indenture Trustee or the Securityholders for any action taken or for refraining from the taking of any action in its capacity as Sponsor pursuant to this Agreement whether arising from express or implied duties under this Agreement; provided, however, that this provision shall not protect the
                --------  -------
Sponsor against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties hereunder. The Sponsor and any director or officer or employee or agent of the Sponsor may rely in good faith on any document of any kind prima facie properly
                                                           ----- -----
executed and submitted by any Person respecting any matters arising hereunder.

                                  ARTICLE VI

                             Servicing Termination

        Section 6.01.   Events of Servicing Termination. If any one of the
                        -------------------------------
following events ("Events of Servicing Termination") shall occur and be continuing:

                (i) Any failure by the Servicer to deposit in the Collection Account any deposit required to be made under the terms of this Agreement which continues unremedied for a period of five Business Days after the date upon which written notice of such failure shall have been given to the Servicer by the Indenture Trustee or to the Servicer and the Indenture Trustee by the Credit Enhancer or Holders of Notes evidencing Percentage Interests aggregating not less than 25%; or

                (ii) Failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Notes or in this Agreement, which failure continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, and stating that such notice is a "Notice of Default" hereunder, shall have been given to the Servicer by the Indenture Trustee or to the Servicer and the Indenture Trustee by the Credit Enhancer or the Holders of Notes evidencing Percentage Interests aggregating not less than 25%; or

                (iii) The entry against the Servicer of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee, conservator, receiver or liquidator in any insolvency, conservatorship, receivership, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

                (iv) The consent by the Servicer to the appointment of a trustee, conservator, receiver or liquidator in any insolvency, conservatorship, receivership, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to substantially all of its property; or the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations;

                (v) the occurrence of an Event of Servicer Termination under the Insurance Agreement.

then, and in each and every such case, so long as an Event of Servicing Termination shall not have been remedied by the Servicer, either the Indenture Trustee, the Credit Enhancer or the Holders of Notes evidencing Voting Rights aggregating not less than 51% in each case with the consent of the Credit Enhancer, or the Credit Enhancer, by notice then given in writing to the Servicer (and to the Indenture Trustee if given by the Credit Enhancer or the Holders of Notes) may terminate all of the rights and obligations of the Servicer as servicer under this Agreement.

Upon the occurrence of a Servicer Termination Delinquency Rate Trigger or Servicer Termination Loss Trigger as those terms are defined in the Insurance Agreement, the Credit Enhancer may, in its reasonable discretion, terminate all of the rights and obligations of the Servicer pursuant to the terms hereof. Any such notice to the Servicer shall also be given to each Rating Agency and the Credit Enhancer. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Notes or the Mortgage Loans or otherwise, shall pass to and be vested in the Indenture Trustee pursuant to and under this Section 6.01; and, without limitation, the Indenture Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of each Mortgage Loan and related documents, or otherwise. The Servicer agrees to cooperate with the Indenture Trustee in effecting the termination of the responsibilities and rights of the Servicer hereunder, including, without limitation, the transfer to the Indenture Trustee for the administration by it of all cash amounts that shall at the time be held by the Servicer and to be deposited by it in the Collection Account, or that have been deposited by the Servicer in the Collection Account or thereafter received by the Servicer with respect to the Mortgage Loans. All reasonable costs and expenses (including attorneys' fees) incurred in connection with amending this Agreement to reflect such succession as Servicer pursuant to this Section 6.01 shall be paid by the predecessor Servicer (or if the predecessor Servicer is the Indenture Trustee, the initial Servicer) upon presentation of reasonable documentation of such costs and expenses.

        Notwithstanding the foregoing, a delay in or failure of performance under Section 6.01(i) for a period of two Business Days or under Section 6.01(ii) for a period of 60 days, shall not constitute an Event of Servicing Termination if such delay or failure could not be prevented by the exercise of reasonable diligence by the Servicer and such delay or failure was caused by an act of God or the public enemy, acts of declared or undeclared war, public disorder, rebellion or sabotage, epidemics, landslides, lightning, fire, hurricanes, earthquakes, floods or similar causes. The preceding sentence shall not relieve the Servicer from using its best efforts to perform its respective obligations in a timely manner in accordance with the terms of this Agreement and the Servicer shall provide the Indenture Trustee, the Sponsor, the Credit Enhancer and the Noteholders and Certificateholders with an Officer's Certificate giving prompt notice of such failure or delay by it, together with a description of its efforts to so perform its obligations. The Servicer shall immediately notify the Indenture Trustee and the Credit Enhancer in writing of any Events of Servicing Termination.

        Section 6.02.   Indenture Trustee to Act; Appointment of Successor.
                        --------------------------------------------------

        (a) On and after the time the Servicer receives a notice of termination pursuant to Section 6.01 or resigns pursuant to Section 5.04, the Indenture Trustee shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof. Notwithstanding the above, if the Indenture Trustee becomes the Servicer hereunder, it shall have no responsibility or obligation (i) of repurchase or substitution with respect to any Mortgage Loan, (ii) with respect to any representation or warranty of the Servicer, and (iii) for any act or omission of either a predecessor or successor Servicer other than the Indenture Trustee. As compensation therefor, the Indenture Trustee shall be entitled to such compensation as the Servicer would have been entitled to hereunder if no such notice of termination had been given. In addition, the Indenture Trustee will be entitled to compensation with respect to its expenses in connection with conversion of certain information, documents and record keeping, as provided in Section 6.7 and 6.8 of the Indenture. Notwithstanding the above, (i) if the Indenture Trustee is unwilling to act as successor Servicer, or (ii) if the Indenture Trustee is legally unable so to act, the Indenture Trustee may with the consent of the Credit Enhancer (in the situation described in clause (i)) or shall (in the situation described in clause (ii)) appoint or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, bank or other mortgage loan or home equity loan servicer with all licenses and permits required to perform its obligations under this Agreement and having a net worth of not less than $15,000,000 as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder; provided that any such successor Servicer shall be acceptable to the
           --------
Credit Enhancer, as evidenced by the Credit Enhancer's prior written consent, which consent shall not be unreasonably withheld; and provided, further, that
                                                      --------  -------
the appointment of any such successor Servicer will not result in the qualification, reduction or withdrawal of the ratings assigned to the Notes by the Rating Agencies without regard to the Policy. Pending appointment of a successor to the Servicer hereunder, unless the Indenture Trustee is prohibited by law from so acting, the Indenture Trustee shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the successor shall be entitled to receive compensation out of payments on Mortgage Loans in an amount equal to the compensation which the Servicer would otherwise have received pursuant to Section 3.08 (or such lesser compensation as the Indenture Trustee and such successor shall agree). The Indenture Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

        (b) Any successor, including the Indenture Trustee, to the Servicer as servicer shall during the term of its service as servicer (i) continue to service and administer the Mortgage Loans for the benefit of Securityholders and the Credit Enhancer and (ii) maintain in force a policy or policies of insurance covering errors and omissions in the performance of its obligations as Servicer hereunder and a fidelity bond in respect of its officers, employees and agents to the same extent as the Servicer is so required pursuant to Section 3.13. The appointment of a successor Servicer shall not affect any liability of the predecessor Servicer which may have arisen under this Agreement prior to its termination as Servicer (including, without limitation, any deductible under an insurance policy pursuant to Section 3.04), nor shall any successor Servicer be liable for any acts or omissions of the predecessor Servicer or for any breach by such Servicer of any of its representations or warranties contained herein.

        Section 6.03.   Notification to Securityholders. Upon any termination
                        -------------------------------
or appointment of a successor to the Servicer pursuant to this Article VI or
Section 5.04, the Indenture Trustee shall give prompt written notice thereof to the Securityholders at their respective addresses appearing in the Note Register, the Certificate Register, the Credit Enhancer and each Rating Agency.

                                  ARTICLE VII

                                  Termination

        Section 7.01.   Termination.
                        -----------

        (a) The respective obligations and responsibilities of the Servicer, the Sponsor and the Indenture Trustee created hereby (other than the obligation of the Indenture Trustee to make certain payments to Noteholders after the final Distribution Date and the obligation of the Servicer to send certain notices as hereinafter set forth) shall terminate upon the last action required to be taken by the Indenture Trustee on the final Distribution Date pursuant to this Article VII following the later of (A) the Distribution Date following payment in full of all amounts owing to the Credit Enhancer and (B) the earliest of (i) the transfer, under the conditions specified in Section 7.01(b), to the Sponsor of the Noteholders' interest on each Mortgage Loan and all property acquired in respect of any Mortgage Loans remaining in the Trust for an amount equal to the sum of (w) the Class A Note Principal Balance, (x) the sum of accrued and unpaid Class A Note Interest and Class S Note Interest through the day preceding the final Distribution Date, and (y) interest accrued on any Unpaid Class A Note Interest Shortfall or Unpaid Class S Note Interest Shortfall, to the extent legally permissible, and all amounts due and owing the Credit Enhancer, (ii) the day following the Distribution Date on which the distribution made to Class A Noteholders has reduced the Class A Note Principal Balance to zero and no other amounts are owed to the Class A Noteholders or the Class S Noteholders hereunder, (iii) the final payment or other liquidation of the last Mortgage Loan remaining in the Trust (including, without limitation, the disposition of the Mortgage Loans pursuant to Section 12.1 of the Indenture) or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (iv) the Distribution Date in March, 2025; provided, however,
                                                             --------  -------
that in no event shall the trust created hereby continue beyond the expiration of 21 years from the date of death of the last surviving descendants of Joseph
P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof. Upon termination in accordance with clause (B)(i) of this Section 7.01, the Indenture Trustee shall execute such documents and instruments of transfer presented by the Sponsor, in each case without recourse, representation or warranty, and take such other actions as the Sponsor may reasonably request to effect the transfer of the Mortgage Loans to the Sponsor.

        (b) The Sponsor shall have the right to exercise the option to effect the transfer to the Sponsor of each Mortgage Loan pursuant to Section 7.01(a) above on any Distribution Date on or after the Distribution Date immediately prior to which the Class A Note Principal Balance is less than ten percent (10%) of the Original Class A Note Principal Balance and all amounts due and owing to the Credit Enhancer for unpaid premiums and unreimbursed draws on the Policy and all other amounts due and owing to the Credit Enhancer pursuant to the Insurance Agreement, together with interest thereon as provided under the Insurance Agreement, have been paid. In the event that the Sponsor does not elect to repurchase the Mortgage Loans, on the first Distribution Date after the First Clean-up Call Date, the Class A Note Rate shall increase to One-Month LIBOR plus 0.40%.

        (c) The Sponsor, at its expense, shall prepare and deliver to the Indenture Trustee for execution, at the time the Mortgage Loans are to be released to the Sponsor, appropriate documents assigning each such Mortgage Loan from the Indenture Trustee to the Sponsor and shall promptly record such assignments.

        (d) The Sponsor shall not exercise its right to repurchase the Mortgage Loans pursuant to Section 7.01(b) hereof if such repurchase would result in a draw on the policy, without the consent of the Credit Enhancer, which consent shall not be unreasonably withheld.

                                 ARTICLE VIII

                     Administrative Duties of the Servicer

        Section 8.01.   Administrative Duties.
                        ---------------------

        (a)  Duties with Respect to the Indenture. The Servicer shall perform
             ------------------------------------
all its duties and the duties of the Issuer under the Indenture. In addition, the Servicer shall consult with the Owner Trustee as the Servicer deems appropriate regarding the duties of the Issuer under the Indenture. The Servicer shall monitor the performance of the Issuer and shall advise the Owner Trustee when action is necessary to comply with the Issuer's duties under the Indenture. The Servicer shall prepare for execution by the Issuer or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer to prepare, file or deliver pursuant to the Indenture. In furtherance of the foregoing, the Servicer shall take all necessary action that is the duty of the Issuer to take pursuant to the Indenture.

        (b)  Duties with Respect to the Issuer.
             ---------------------------------

                (i) In addition to the duties of the Servicer set forth in this Agreement or any of the Basic Documents, the Servicer shall perform such calculations and shall prepare for execution by the Issuer or the Owner Trustee or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer or the Owner Trustee to prepare, file or deliver pursuant to this Agreement or any of the Basic Documents or under state and federal tax and securities laws, and at the request of the Owner Trustee shall take all appropriate action that it is the duty of the Issuer to take pursuant to this Agreement or any of the Basic Documents, including, without limitation, pursuant to Sections 2.6 and 2.11 of the Trust Agreement. In accordance with the directions of the Issuer or the Owner Trustee, the Servicer shall administer, perform or supervise the performance of such other activities in connection with the Mortgage Loans (including the Basic Documents) as are not covered by any of the foregoing provisions and as are expressly requested by the Issuer or the Owner Trustee and are reasonably within the capability of the Servicer.

                (ii) Notwithstanding anything in this Agreement or any of the Basic Documents to the contrary, the Servicer shall be responsible for promptly notifying the Owner Trustee and the Indenture Trustee in the event that any withholding tax is imposed on the Issuer's payments (or allocations of income) to a Certificateholder (as defined in the Trust Agreement) as contemplated by this Agreement. Any such notice shall be in writing and specify the amount of any withholding tax required to be withheld by the Owner Trustee or the Indenture Trustee pursuant to such provision.

                (iii) Notwithstanding anything in this Agreement or the Basic Documents to the contrary, the Servicer shall be responsible for performance of the duties of the Issuer or the Sponsor set forth in
        Section 5.1(a), (b), (c) and (d) of the Trust Agreement with respect to, among other things, accounting and reports to Certificateholders (as defined in the Trust Agreement).

                (iv) The Servicer shall perform the duties of the Sponsor specified in Section 10.2 of the Trust Agreement required to be performed in connection with the resignation or removal of the Owner Trustee, and any other duties expressly required to be performed by the Servicer under this Agreement or any of the Basic Documents.

                (v) In carrying out the foregoing duties or any of its other obligations under this Agreement, the Servicer may enter into transactions with or otherwise deal with any of its Affiliates; provided, however, that the terms of any such transactions or dealings
        --------  -------
        shall be in accordance with any directions received from the Issuer and shall be, in the Servicer's opinion, no less favorable to the Issuer in any material respect.

        (c)  Non-Ministerial Matters. With respect to matters that in the
             -----------------------
reasonable judgment of the Servicer are non-ministerial, the Servicer shall not take any action pursuant to this Article VIII unless within a reasonable time before the taking of such action, the Servicer shall have notified the Owner Trustee and the Credit Enhancer of the proposed action and the Owner Trustee and the Credit Enhancer shall not have withheld consent or provided an alternative direction. For the purpose of the preceding sentence, "non-ministerial matters" shall include:

                (A)  the amendment of or any supplement to the Indenture;

                (B) the initiation of any claim or lawsuit by the Issuer and the compromise of any action, claim or lawsuit brought by or against the Issuer (other than in connection with the collection of the Mortgage Loans);

                (C) the amendment, change or modification of this Agreement or any of the Basic Documents;

                (D) the appointment of successor Note Registrars, successor Paying Agents and successor Indenture Trustees pursuant to the Indenture or the appointment of Successor Servicers or the consent to the assignment by the Note Registrar, Paying Agent or Indenture Trustee of its obligations under the Indenture; and

                (E)  the removal of the Indenture Trustee.

        (d)  Exceptions. Notwithstanding anything to the contrary in this
             ----------
Agreement, except as expressly provided herein or in the other Basic Documents, the Servicer, in its capacity hereunder, shall not be obligated to, and shall not, (1) make any payments to the Noteholders or Certificateholders under the Basic Documents, (2) sell the Trust Property pursuant to Section 12.1 of the Indenture, (3) take any other action that the Issuer directs the Servicer not to take on its behalf or (4) in connection with its duties hereunder assume any indemnification obligation of any other Person.

        (e) The Indenture Trustee or any successor Servicer shall not be responsible for any obligations or duties of the Servicer under Section 8.01.

        Section 8.02.  Records. The Servicer shall maintain appropriate books
                       -------
of account and records relating to services performed under this Agreement, which books of account and records shall be accessible for inspection by the Issuer and the Indenture Trustee at any time during normal business hours.

        Section 8.03.  Additional Information to be Furnished to the Issuer.
                       ----------------------------------------------------
The Servicer shall furnish to the Issuer and the Indenture Trustee from time to time such additional information regarding the Mortgage Loans as the Issuer and the Indenture Trustee shall reasonably request.

                                  ARTICLE IX

                            Miscellaneous Provisions

        Section 9.01.  Amendment. This Agreement may be amended from time to
                       ---------
time by agreement among the Sponsor, the Servicer, and the Indenture Trustee, in each case without notice to or the consent of any of the Noteholders or Certificateholders, but only with the consent of the Credit Enhancer (which consent shall not be unreasonably withheld), (i) to cure any ambiguity, (ii) to correct any defective provisions or to correct or supplement any provisions herein that may be inconsistent with any other provisions herein, (iii) to add to the duties of the Sponsor or the Servicer, (iv) to add any other provisions with respect to matters or questions arising under this Agreement or the Policy, as the case may be, which shall not be inconsistent with the provisions of this Agreement, (v) to add or amend any provisions of this Agreement as required by any Rating Agency or any other nationally recognized statistical rating organization in order to maintain or improve any rating of the Notes (it being understood that, after obtaining the ratings in effect on the Closing Date, neither the Indenture Trustee, the Sponsor nor the Servicer is obligated to obtain, maintain or improve any such rating) or (vi) to comply with any requirement imposed by the Code; provided, however, that such action shall not,
                                 --------  -------
as evidenced by an Opinion of Counsel, materially and adversely affect the interests of any Noteholder or any Certificateholder or the Credit Enhancer; and provided, further, that the amendment shall be deemed not to adversely affect in
--------  -------
any material respect the interests of the Noteholders and the Certificateholders and no opinion referred to in the preceding proviso shall be required to be delivered if the Person requesting the amendment obtains a letter from each Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Notes without regard to the Policy.

        This Agreement also may be amended from time to time by agreement among the Servicer, the Sponsor and the Indenture Trustee, with the consent of the Credit Enhancer and the Holders of the Notes evidencing Voting Rights aggregating not less than 51%, and the Holders of the Certificates evidencing Voting Rights aggregating not less than 51% (which consent of such Holders of Notes and Certificates given pursuant to this Section 9.01 or pursuant to any other provision of this Agreement shall be conclusive and binding on such Holder and all future

Holders of such securities and of any security issued upon the transfer thereof or in exchange thereof or in lieu thereof whether or not notation of such consent is made upon the security) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that no such amendment shall (i) reduce
                    --------  -------
in any manner the amount of, or delay the timing of, payments on the Notes or distributions or payments under the Policy which are required to be made on any Note without the consent of the Holder of such Note or (ii) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the Holders of all then outstanding Notes and Certificates or (iii) adversely effect in any material respect the interests of the Credit Enhancer.

        Following the execution and delivery of any such amendment hereto or to the Policy, either the Sponsor, if the Sponsor requested the amendment, or the Servicer, if the Servicer requested the amendment, shall reimburse the Credit Enhancer for the reasonable out-of-pocket costs and expenses incurred by the Credit Enhancer in connection with such amendment.

        Prior to the execution of any such amendment, the party hereto requesting any such amendment shall furnish written notification of the substance of such amendment to each Rating Agency. In addition, promptly after the execution of any such amendment made with the consent of the Noteholders, the Indenture Trustee shall furnish written notification of the substance of such amendment to each Noteholder and fully executed original counterparts of the instruments effecting such amendment to the Credit Enhancer.

        It shall not be necessary for the consent of Noteholders under this
Section 9.01 to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Securityholders shall be subject to such reasonable requirements as the Indenture Trustee may prescribe.

        In executing any amendment permitted by this Section 9.01, the Indenture Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel stating that such amendment is authorized or permitted hereby and that all conditions precedent to the execution and delivery of such amendment have been satisfied. The Indenture Trustee may, but shall not be obligated to, enter into any such amendment which affects the Indenture Trustee's own rights, duties or immunities under this Agreement or otherwise.

        Section 9.02.   Recordation of Agreement. This Agreement is subject to
                        ------------------------
recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Indenture Trustee, but only upon direction of Noteholders accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of Noteholders. The Noteholders requesting such recordation shall bear all costs and expenses of such recordation. The Indenture Trustee shall have no obligation to ascertain whether such recordation so affects the interests of the Noteholders.

        For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

        Section 9.03.   Limitation on Rights of Noteholders. No Noteholder
                        -----------------------------------
shall have any right to vote (except as provided in Sections 6.01, 7.01, and 9.01 herein and Section 12.1 of the Indenture) or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Notes, be construed so as to constitute the Noteholders from time to time as partners or members of an association; nor shall any Noteholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

        No Noteholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Indenture Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Notes evidencing Voting Rights aggregating not less than 51% shall have made written request upon the Indenture Trustee to institute such action, suit or proceeding in its own name as Indenture Trustee hereunder and shall have offered to the Indenture Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Indenture Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Noteholder with every other Noteholder and the Indenture Trustee, that no one or more Holders of Notes shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Notes, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Noteholders. For the protection and enforcement of the provisions of this Section 9.03, each and every Noteholder and the Indenture Trustee shall be entitled to such relief as can be given either at law or in equity.

        By accepting its Note, each Noteholder agrees that unless a Credit Enhancer Default exists, the Credit Enhancer shall have the right to exercise all rights of the Noteholder under this Agreement without any further consent of the Noteholder.

        Section 9.04.   Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN
                        -------------
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

        Section 9.05.   Notices. All demands, notices and communications
                        -------
hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certified mail, return receipt requested, to (a) in the case of the Sponsor, Headlands Mortgage Securities Inc., 700 Larkspur Landing Circle, Suite 250, Larkspur, California 94939, Attention: Peter
T. Paul, (b) in the case of the Servicer, Headlands Mortgage Company, 700
Larkspur

Landing Circle, Suite 250, Larkspur, California 94939, Attention: Gilbert MacQuarrie, (c) in the case of the Indenture Trustee, at the Corporate Trust Office, (d) in the case of the Credit Enhancer, Ambac Assurance Corporation Credit Enhancement, One State Street Plaza, New York, NY 10022-4834, Attention:
Managing Director (telecopy number (212) 891-1456 or (212) 755-5477), (e) in the case of Moody's, Residential Loan Monitoring Group, 4th Floor, 99 Church Street, New York, New York 10007, and (f) in the case of Standard & Poor's, 26 Broadway, New York, New York 10004, or, as to each party, at such other address as shall be designated by such party in a written notice to each other party. Any notice required or permitted to be mailed to a Noteholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Note Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Securityholder receives such notice. Any notice or other document required to be delivered or mailed by the Indenture Trustee to any Rating Agency shall be given on a best efforts basis and only as a matter of courtesy and accommodation and the Indenture Trustee shall have no liability for failure to deliver such notice or document to any Rating Agency.

        Section 9.06.   Severability of Provisions. If any one or more of the
                        --------------------------
covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Notes or the rights of the Holders thereof.

        Section 9.07.   Assignment. Notwithstanding anything to the contrary
                        ----------
contained herein, except as provided in Sections 5.02 and 5.04, this Agreement may not be assigned by the Sponsor or the Servicer without the prior written consent of the Credit Enhancer and Holders of the Notes evidencing Percentage Interests aggregating not less than 66%.

        Section 9.08.   Third-Party Beneficiaries. This Agreement will inure to
                        -------------------------
the benefit of and be binding upon the parties hereto, the Certificateholders, the Note Owners, the Credit Enhancer and their respective successors and permitted assigns. Except as otherwise provided in this Agreement, no other Person will have any right or obligation hereunder.

        Section 9.09.   Counterparts. This instrument may be executed in any
                        ------------
number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

        Section 9.10.   Effect of Headings and Table of Contents. The Article
                        ----------------------------------------
and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

        Section 9.11.   Insurance Agreement. The Indenture Trustee is
                        -------------------
authorized and directed to execute and deliver the Insurance Agreement and to perform the obligations of the Indenture Trustee thereunder.

        Section 9.12.   Nonpetition Covenant. Until one year plus one day shall
                        --------------------
have elapsed since the termination of the Trust in accordance with Section 7.01, none of the Sponsor, the

Company, the Servicer, nor the Indenture Trustee shall petition or otherwise invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Sponsor or the Trust under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Sponsor or the Trust or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Sponsor or the Trust.

          IN WITNESS WHEREOF, the Sponsor, the Servicer and the Indenture Trustee have caused this Agreement to be duly executed by their respective officers all as of the day and year first above written.


                              HEADLANDS MORTGAGE SECURITIES INC.,
                                as Sponsor

                              By  /s/ Kristen Decker
                                  ------------------
                                  Name:  Kristen Decker
                                  Title:   Vice President

                              HEADLANDS MORTGAGE COMPANY,
                                as Company and Servicer

                              By  /s/ Becky Poisson
                                  -----------------
                                  Name:  Becky Poisson
                                  Title:   Executive Vice President

                              THE FIRST NATIONAL BANK OF CHICAGO,
                                as Indenture Trustee

                              By  /s/ R Tarnas
                                  ------------
                                  Name: R. Tarnas
                                  Title:  Vice President

                              HEADLANDS HOME EQUITY LOAN TRUST
                                  1998-1, as Issuer
                                  By: Wilmington Trust Company, not in its
                                  individual capacity but solely as Owner
                                  Trustee

                              By  /s/ Emmett Harmon
                                  -----------------
                                  Name: Emmett Harmon
                                  Title: Vice President

                        [Sale and Servicing Agreement]

State of  ________  )
                    ) ss.:
County of ________  )

          On the ____ day of March, 1998 before me, a notary public in and for the State of ________, personally appeared _________________, known to me who, being by me duly sworn, did depose and say that he resides at ______________________; that he is the _____________________ of Headlands
Mortgage Securities Inc., a Delaware corporation, one of the parties that executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he signed his name thereto by like order.


                              -------------------------------------------------
                              Notary Public

[Notarial Seal]

State of       )
               ) ss.:
County of      )

          On the ____ day of March, 1998 before me, a notary public in and for the State of ________, personally appeared _____________________, known to me who, being by me duly sworn, did depose and say that he resides at _________________, ____________, ________ _____; that he is the ______________
of Headlands Mortgage Company, a closely-held California corporation, one of the parties that executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he signed his name thereto by like order.


                              ------------------------------------------------
                              Notary Public

[Notarial Seal]

State of       )
               ) ss.:
County of      )

          On the ____ day of March, 1998 before me, a notary public in and for the State of ________, personally appeared _________________, known to me who, being by me duly sworn, did depose and say that he resides at _______________, _______________ _____; that he is the _____________ of The First National Bank of Chicago, a national banking association, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.


                              -------------------------------------------------
                              Notary Public

[Notarial Seal]

                                                                       EXHIBIT A
                                                                       ---------

                             MORTGAGE LOAN SCHEDULE

                                                                       EXHIBIT B
                                                                       ---------

                           FORM OF OPINION OF COUNSEL
                      WITH RESPECT TO SECTION 3.11 OF THE
                          SALE AND SERVICING AGREEMENT

          The opinions set forth below may be subject to all the qualifications, assumptions, limitations and exceptions taken or made in the opinions of counsel to the Company delivered on the Closing Date. Unless otherwise indicated, all capitalized terms used herein shall have the meanings ascribed to them in the Sale and Servicing Agreement dated as of March 13, 1998 among Headlands Mortgage Company (the "Company" and the "Servicer"), Headlands Mortgage Securities Inc. (the "Sponsor") and The First National Bank of Chicago, as Indenture Trustee. Terms used but not defined herein shall have the meaning given to such terms in the above-referenced Sale and Servicing Agreement.

        1. the Indenture Trustee has a valid perfected first priority security interest with respect to the Sponsor's right, title and interest in and to the Mortgage Loans (including all Subsequent Mortgage Loans and Eligible Substitute Mortgage Loans).

                                                                     EXHIBIT C-1
                                                                     -----------

                             OFFICER'S CERTIFICATE
                             ---------------------

                 REQUEST BY THE SERVICER FOR PERMANENT RELEASE
                      OF MORTGAGE LOANS AND MORTGAGE FILE
                   ----------------------------------------

TO:  The First National Bank of Chicago,
       as Indenture Trustee
     One North State Street, 9th Floor
     Chicago, Illinois 60602
     Attention: Corporate Trust Office

Gentlemen:

          In connection with the payment in full of the Mortgage Loans held by you as Indenture Trustee, under the Sale and Servicing Agreement dated as of March 13, 1998 among Headlands Mortgage Company, as Servicer, Headlands Mortgage Securities Inc., as Sponsor, and you, as Indenture Trustee, the undersigned requests the release of the Mortgage Loans and the Mortgage Files for the Mortgage Loans identified in the schedule attached to this Request.

          The undersigned hereby certifies that any and all payments received on the Mortgage Loans identified in the schedule attached to this Request which are required to be deposited in the Collection Account pursuant to Section 3.02 of such Sale and Servicing Agreement have been so deposited.

                              HEADLANDS MORTGAGE COMPANY,
                               as Servicer


                              By:
                                 -------------------------
                                Name:
                                     ---------------------
                                Title:
                                      --------------------
                                Date:
                                      --------------------
ACKNOWLEDGED BY:

THE FIRST NATIONAL BANK OF CHICAGO,
 as Indenture Trustee

By:
   --------------------------------
 Name:
      -----------------------------
 Title:
       ----------------------------
 Date:
      -----------------------------


                                     C-2-1

                                                                     EXHIBIT C-2
                                                                     -----------

                             OFFICER'S CERTIFICATE
                             ---------------------

                 REQUEST BY THE SERVICER FOR TEMPORARY RELEASE
                      OF MORTGAGE LOANS AND MORTGAGE FILES
                   -----------------------------------------

TO:  The First National Bank of Chicago,
        as Indenture Trustee
     One North State Street, 9th Floor
     Chicago, Illinois 60602
     Attention: Corporate Trust Office

Gentlemen:

          In connection with the administration of the Mortgage Loans held by you as Indenture Trustee, under the Sale and Servicing Agreement dated as of March 13, 1998 among Headlands Mortgage Company, as Servicer, Headlands Mortgage Securities Inc., as Sponsor, and you, as Indenture Trustee, the undersigned requests the temporary release of the Mortgage Loans and the related Mortgage Files for the Mortgage Loans identified in the schedule attached to this Request.

                              HEADLANDS MORTGAGE COMPANY,
                               as Servicer

                              By:
                                 ---------------------------
                                Name:
                                     -----------------------
                                Title:
                                      ----------------------
                                Date:
                                     -----------------------
ACKNOWLEDGED BY:

THE FIRST NATIONAL BANK OF CHICAGO,
 as Indenture Trustee

By:
   ----------------------------------
 Name:
      -------------------------------
 Title:
       ------------------------------
 Date:
      -------------------------------


                                     C-2-1

                                                                       EXHIBIT D
                                                                       ---------

                         FORM OF CREDIT LINE AGREEMENT


                                      D-1